       As filed with the Securities and Exchange Commission on April 8, 1998


                                      Securities Act Registration No. 333-47229

                      U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM N-14

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    /X/ Pre-Effective Amendment No. 2      / / Post-Effective Amendment No.__

                          NICHOLAS-APPLEGATE MUTUAL FUNDS
                 (Exact Name of Registrant as Specified in Charter)

                           600 WEST BROADWAY, 30TH FLOOR
                            SAN DIEGO, CALIFORNIA  92101
                      (Address of Principal Executive Offices:
                       Number, Street, City, State, Zip Code)

                                   (818) 852-1000
                          (Area Code and Telephone Number)

                                 ARTHUR E. NICHOLAS
                     C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                           600 WEST BROADWAY, 30TH FLOOR
                            SAN DIEGO, CALIFORNIA  92101
                      (Name and Address of Agent for Service)

                                     Copies to:
          Jane A. Kanter, Esq.                      Charles Field, Esq.
         Dechert Price & Rhoads                       Vice President
          1775 Eye Street, N.W.            Nicholas-Applegate Capital Management
         Washington, D.C.  20006               600 West Broadway, 30th Floor
                                                San Diego, California  92101

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Rule 24f-2 Notice for the fiscal year ended March 31, 1998 will be filed prior to June 29, 1998. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to shares previously registered on the aforesaid Registration Statement.

                          NICHOLAS-APPLEGATE MUTUAL FUNDS
                                     FORM N-14

                           Pre-Effective Amendment No. 2

                               Cross Reference Sheet
              Pursuant to Rule 481(a) under the Securities Act of 1933


Item No.                              Location in Combined Proxy Statement and
--------                              ----------------------------------------
                                      Prospectus
                                      ----------
 Part A
   1.     Cover Page                  Cover Page

   2.     Beginning and Outside       Table of Contents
          Back Coverage Page

   3.     Synopsis and Risk Factors   Summary; Risk Considerations

   4.     Information About the       Summary; 1.  To Approve or Disapprove of
          Transaction                 the Reorganization Agreement; 2.  To
                                      Approve or Disapprove of the Proposed
                                      Amendment; Comparison of (1) The Fontaine
                                      Trust Capital Appreciation Fund and the
                                      Nicholas-Applegate Balanced Growth Fund -
                                      Class A shares; (2) The Fontaine Trust
                                      Global Growth Fund and the Nicholas-
                                      Applegate Worldwide Growth Fund - Class A shares; and (3) The Fontaine Trust Global
                                      Income Fund and the Nicholas-Applegate
                                      Worldwide Growth Fund - Class A shares

   5.     Information About the       Summary; 1.  To Approve or Disapprove of
          Registrant                  the Reorganization Agreement; Additional
                                      Information About Each Fund

   6.     Information About the       Summary; 1.  To Approve or Disapprove of
          Company Being Acquired      the Reorganization Agreement; 2.  To
                                      Approve or Disapprove of the Proposed
                                      Amendment; Additional Information About
                                      Each Fund

   7.     Voting Information          Summary; Information Relating to Voting
                                      Matters

   8.     Interest of Certain         Additional Information About Each Fund
          Persons and Experts

   9.     Additional Information      Not Applicable
          Required for Reoffering
          by Persons Deemed to be
          Underwriters

 Part B

   10.    Cover Page                  Cover Page

   11.    Table of Contents           Cover Page

   12.    Additional Information      Statement of Additional Information of
          About the Registrant        the Nicholas-Applegate Funds, dated July
                                      16, 1997, incorporated by reference

   13.    Additional Information      Statement of Additional Information of
          About the Company Being     The Fontaine Trust, dated May 1, 1997,
          Acquired                    incorporated by reference

   14.    Financial Statements        Annual Report of the Funds, incorporated
                                      by reference

 Part C

   15.    Indemnification             Indemnification

   16.    Exhibits                    Exhibits

   17.    Undertakings                Undertakings

                                   PARTS A and B


Pursuant to Rule 411 under the Securities Act of 1933, as amended, and Rules 0-4 and 8b-23 under the Investment Company Act of 1940, as amended, the information required to be included in Part A and Part B of this Form N-14 Registration Statement is incorporated by reference to the Registrant's Prospectus and Statement of Additional Information included in Post-Effective Amendment No. 52 as filed in electronic format via EDGAR with the Securities and Exchange Commission on February 19, 1998 (File Nos. 33-56094 and 811-7428). The Registrant's Annual Report to Shareholders dated March 31, 1997 and Semi-Annual Report to Shareholders dated September 30, 1997, as filed in electronic format via EDGAR with the Securities and Exchange Commission (File No. 811-7428) are incorporated by reference into Part A and Part B of this Form N-14 Registration Statement as specified in those documents. The Annual Report of The Fontaine Trust dated December 31, 1997 as filed in electronic format via EDGAR with the Securities and Exchange Commission (File No. 811-05835) is incorporated by reference into Part B of this Form N-14 Registration Statement.

Dear Shareholder:

I invite you to attend a Special Meeting of Shareholders of The Fontaine Trust's three series: the Capital Appreciation Fund, the Global Growth Fund, and the Global Income Fund (the "Funds") to be held on April 30, 1998, at 10:00 a.m. The meeting will be held at the offices of The Fontaine Trust, 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland.

The accompanying Combined Proxy Statement/Prospectus contains an important proposal for your consideration as a shareholder of one or more of the Funds. Your Board of Trustees has proposed that the Funds be merged into certain portfolios of Nicholas-Applegate Mutual Funds (the "Nicholas-Applegate Funds"). If approved by the shareholders of the Funds, following the Special Meeting of Shareholders, on April 30, 1998 substantially all of the assets of each of the Funds (less a reserve for liabilities) will be exchanged for shares of the portfolios of the Nicholas-Applegate Funds described in the accompanying Notice and Combined Proxy Statement/Prospectus. On that same date, your Fund shares will be exchanged for an equal dollar amount of Nicholas-Applegate Fund shares with no tax effect to you.

In light of the comparatively small asset size, lack of expected asset growth, and lack of economies of scale of each of the Funds, the Board of Trustees of The Fontaine Trust has determined that it is in the best interests of the shareholders to reorganize each of the Funds into larger funds having, in most cases, similar investment objectives, policies and restrictions, and employing similar investment strategies. The Board has determined that the portfolios of the Nicholas-Applegate Funds described in the accompanying Combined Proxy Statement and Prospectus meet those criteria. The portfolios of the Nicholas-Applegate Funds also offer superior historical returns and more favorable expense ratios than the corresponding series of The Fontaine Fund. In addition, the Nicholas-Applegate Funds currently offers numerous portfolios, which provide an abundance of investment alternatives to investors.

ACCORDINGLY, THE BOARD OF TRUSTEES STRONGLY URGES YOU TO VOTE FOR THE PROPOSED REORGANIZATION.

The enclosed materials provide more information about the proposed reorganization.

Your vote is important. We urge you to complete, SIGN AND RETURN THE ENCLOSED PROXY VOTING CARD FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER so that your shares will be represented. EVERYTHING YOU NEED IS ENCLOSED. By promptly returning the proxy, you help avoid the necessity and expense of follow-up mailings and telephone solicitations to assure a quorum. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. If you have any questions, please call us at 1-800-247-1550.

Sincerely,

Richard H. Fontaine
Chairman
The Fontaine Trust

                                THE FONTAINE TRUST:

                             CAPITAL APPRECIATION FUND
                                 GLOBAL GROWTH FUND
                                 GLOBAL INCOME FUND


                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Fontaine Trust's three series: the Capital Appreciation Fund, the Global Growth Fund, and the Global Income Fund (the "Funds") will be held at 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland on April 30, 1998, at
10:00 a.m., Eastern time to consider and act on the proposals noted below and to transact such other business as may properly come before the Special Meeting or any adjournments of the Special Meeting.

     ITEM 1. To approve or disapprove an Agreement and Plan of Reorganization by and between The Fontaine Trust on behalf of the Capital Appreciation Fund and the Nicholas-Applegate Mutual Funds on behalf of the Balanced Growth Portfolio A, and the transactions contemplated thereby.

     ITEM 2. To approve or disapprove an Agreement and Plan of Reorganization by and between The Fontaine Trust on behalf of the Global Growth Fund and the Nicholas-Applegate Mutual Funds on behalf of the Worldwide Growth Portfolio A, and the transactions contemplated thereby.

     ITEM 3. To approve or disapprove an Agreement and Plan of Reorganization by and between The Fontaine Trust on behalf of the Global Income Fund and the Nicholas-Applegate Mutual Funds on behalf of the Worldwide Growth Portfolio A, and the transactions contemplated thereby.

     Only shareholders of record at the close of business on March 31, 1998, the record date for this Special Meeting, shall be entitled to vote at the Special Meeting or any adjournments of the Special Meeting.

                               YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY CARD PROMPTLY.


 ______________________________________________________________________________

 AS A SHAREHOLDER OF ONE OR MORE OF THE FUNDS, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE FONTAINE TRUST IN WRITING (BYSUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME
 BEFORE IT IS VOTED.
 ______________________________________________________________________________

                                            By Order of the Board of Trustees,


                                                 KIMBERLY A. MALKOWSKI
                                                 SECRETARY
                                                 The Fontaine Trust


Towson, Maryland
April 9, 1998

          THE FONTAINE TRUST:              NICHOLAS-APPLEGATE MUTUAL FUNDS:
          -------------------              --------------------------------

       CAPITAL APPRECIATION FUND           BALANCED GROWTH PORTFOLIO A
          GLOBAL GROWTH FUND
          GLOBAL INCOME FUND               WORLDWIDE GROWTH PORTFOLIO A

  210 West Pennsylvania Avenue, Suite 240    600 West Broadway, 30th Floor
        Towson, Maryland  21204               San Diego, California  92101
      Telephone:  (410) 825-7890               Telephone:  (818) 852-1000
      Toll Free:  (800) 247-1550               Toll Free:  (800) 551-8043


                   COMBINED PROXY STATEMENT AND PROSPECTUS
                             Dated April 9, 1998


     This Combined Proxy Statement and Prospectus ("Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of The Fontaine Trust in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Capital Appreciation Fund, Global Growth Fund and Global Income Fund to be held on April 30, 1998, at 10:00 a.m., Eastern time. The meeting will be held at the offices of The Fontaine Trust, 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204. At the Special Meeting, the shareholders of each of the three series of The Fontaine Trust will be asked to approve the following proposals, as appropriate:

     1. To approve or disapprove an Agreement and Plan of Reorganization by and between The Fontaine Trust on behalf of the Capital Appreciation Fund (an "Acquired Fund"), the Nicholas-Applegate Mutual Funds ("NA Funds") on behalf of the Balanced Growth Portfolio A (an "Acquiring Fund"), and the transactions contemplated thereby.

     2. To approve or disapprove an Agreement and Plan of Reorganization by and between The Fontaine Trust on behalf of the Global Growth Fund (an "Acquired Fund"), the NA Funds on behalf of the Worldwide Growth Portfolio A (an "Acquiring Fund"), and the transactions contemplated thereby.

     3. To approve or disapprove an Agreement and Plan of Reorganization by and between The Fontaine Trust on behalf of the Global Income Fund (an "Acquired Fund"), the NA Funds on behalf of the Worldwide Growth Portfolio A (an "Acquiring Fund"), and the transactions contemplated thereby.

     (The Agreement and Plan of Reorganization noted above in 1, 2, and 3 is referred to herein as the "Reorganization Agreement" and the transactions contemplated thereby are referred to herein as the "Reorganization.") None of the transactions is contingent upon one another.

     The Fontaine Trust and NA Funds are open-end management investment companies. The Board of Trustees of The Fontaine Trust, including the non-interested Trustees, has determined that it is in the best interests of each Acquired Fund and its shareholders to be reorganized into the Acquiring Funds, as indicated in Items 1, 2 and 3 above. In reaching that determination, the Board of Trustees considered the small asset size, the lack of expected asset growth of the Acquired Funds, and the problems related to the lack of economies of scale. The Board of Trustees concluded that each of these disadvantages would be addressed by the Reorganization as a result of combining the assets of each Acquired Fund with the assets of the Acquiring Funds. Further, the Board of Trustees concluded that, among other advantages, the Reorganization will provide Acquired Fund shareholders with an investment vehicle that in most cases, has similar investment objectives, policies, restrictions, and strategies as the Acquired Fund, while offering superior historical returns and more favorable expense ratios than the Acquired Funds.

     The Reorganization Agreement provides that, on the closing date for the Reorganization (the "Closing Date"), which is currently scheduled to take place on May 1, 1998, substantially all of the property, assets and goodwill of each Acquired Fund (except a reserve for certain expenses and liabilities) will be transferred to the designated Acquiring Fund. In exchange, each Acquiring Fund will simultaneously issue its shares ("Acquiring Fund Shares") to the corresponding Acquired Fund. Each Acquiring Fund will then make a liquidating distribution of the Acquiring Fund Shares so received to the shareholders of the corresponding Acquired Fund, so that a holder of shares of the Acquired Fund ("Acquired Fund Shares") on the Closing Date will receive that number of full and fractional Acquiring Fund Shares having a value equal to the value of the shareholder's Acquired Fund Shares immediately prior to the Closing Date. Following the Reorganization, The Fontaine Trust and each of its series will be deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     This Statement sets forth concisely the information that shareholders of each Acquired Fund should know before voting on the Reorganization Agreement (and the Reorganization contemplated thereby) and should be retained for future reference. The Reorganization Agreement is attached to this Statement as Exhibit A and is incorporated herein by reference.

     A Prospectus for NA Funds dated July 16, 1997, which describes the investment objectives, program, policies and risks of each Acquiring Fund, accompanies this Statement. (A Prospectus for The Fontaine Trust, dated May 1, 1997, was previously provided to each Acquired Fund shareholder.) Additional information concerning the Acquiring Funds is set forth in their Statement of Additional Information dated July 16, 1997, and additional information concerning the Acquired Funds is set forth in their Statement of Additional Information dated

May 1, 1997. Moreover, further information concerning the matters considered in this Statement is set forth in the Statement of Additional Information to this Statement, dated April 9, 1998. Each of these documents is on file with the Securities and Exchange Commission ("SEC"), and is available without charge upon oral or written request by writing or calling The Fontaine Trust or NA Funds at the address and telephone numbers shown above. The Prospectus for the NA Funds is also available on its website at http:\\www.NACM.com. The SEC maintains a website at http:\\www.sec.gov that contains the Prospectuses, Statements of Additional Information, material incorporated by reference and other information regarding The Fontaine Trust, the NA Funds, and other registrants that file electronically with the SEC. The information contained in each of these Prospectuses and Statements of Additional Information is incorporated into this Statement by reference.

     The Statement constitutes (i) the proxy statement of the Acquired Funds for the Special Meeting of Shareholders and (ii) the Prospectuses for each of the Acquiring Fund Shares, which have been registered with the SEC and are to be issued in connection with the Reorganization.

     The Notice, this Statement, and the accompanying proxy are expected to first be sent to shareholders of the Acquired Funds on or about April 9, 1998.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE FONTAINE TRUST OR NA FUNDS, OR THEIR RESPECTIVE INVESTMENT ADVISERS OR DISTRIBUTORS.

VOTE REQUIRED: EACH PROPOSAL FOR EACH FUND MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING ACQUIRED FUND SHARES FOR THAT FUND.

                                  TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     Proposed Reorganization and Reorganization Agreement. . . . . . .      6
     Reasons for Reorganization. . . . . . . . . . . . . . . . . . . .      7
     Federal Income Tax Consequences . . . . . . . . . . . . . . . . .      7
     Overview of the Acquired Funds and the Acquiring Funds. . . . . .      8
          Comparative Fee Table. . . . . . . . . . . . . . . . . . . .      8
          Capital Appreciation and Balanced Growth . . . . . . . . . .     10
          Global Growth and Worldwide Growth . . . . . . . . . . . . .     10
          Global Income and Worldwide Growth . . . . . . . . . . . . .     10
RISK CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . .     11
     Balanced Growth . . . . . . . . . . . . . . . . . . . . . . . . .     11
     Worldwide Growth. . . . . . . . . . . . . . . . . . . . . . . . .     11
     Differences in Risk Considerations Between the Acquired
     Funds and the Acquiring Funds . . . . . . . . . . . . . . . . . .     12
COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS . . . . . . .     13
     Investment Objectives, Policies and Restrictions. . . . . . . . .     14
          Capital Appreciation and Balanced Growth . . . . . . . . . .     14
          Global Growth and Worldwide Growth . . . . . . . . . . . . .     15
          Global Income and Worldwide Growth . . . . . . . . . . . . .     17
     Fundamental Versus Nonfundamental Investment Limitations. . . . .     19
     Purchase and Redemption Information, Exchange Privileges,
     Distributions and Pricing . . . . . . . . . . . . . . . . . . . .     19
     The Trusts:  Massachusetts Business Trust versus Delaware
     Business Trust. . . . . . . . . . . . . . . . . . . . . . . . . .     20
          Liability of Shareholders. . . . . . . . . . . . . . . . . .     21
          Election of Trustees; Shareholder Meetings . . . . . . . . .     21
          Terms of Trustees. . . . . . . . . . . . . . . . . . . . . .     21
          Removal of Trustees. . . . . . . . . . . . . . . . . . . . .     22
          Special Meetings of Shareholders . . . . . . . . . . . . . .     22
          Liability of Trustees and Officers; Indemnification. . . . .     23
          Termination. . . . . . . . . . . . . . . . . . . . . . . . .     24
          Voting Rights of Shareholders. . . . . . . . . . . . . . . .     24
     Certain Service Provider Arrangements . . . . . . . . . . . . . .     25
          Investment Advisory Fees . . . . . . . . . . . . . . . . . .     25
          Transfer Agents. . . . . . . . . . . . . . . . . . . . . . .     25
          Custodial Services . . . . . . . . . . . . . . . . . . . . .     26
VOTING ITEMS - APPROVAL OR DISAPPROVAL OF THE AGREEMENT AND PLAN OF
REORGANIZATION AS TO:. . . . . . . . . . . . . . . . . . . . . . . . .     26
     1.   The proposed Reorganization of The Fontaine Trust
          Capital Appreciation Fund into Nicholas-Applegate
          Mutual Funds Balanced Growth Fund. . . . . . . . . . . . . .     26
     2.   The proposed Reorganization of The Fontaine Trust
          Global Growth Fund into

          Nicholas-Applegate Mutual Funds Worldwide Growth Fund. . . .     26
     3.   The proposed Reorganization of The Fontaine Trust
          Global Income Fund into Nicholas-Applegate Mutual
          Funds Worldwide Growth Fund. . . . . . . . . . . . . . . . .     26
     Description of the Reorganization Agreement . . . . . . . . . . .     26
     Board Consideration . . . . . . . . . . . . . . . . . . . . . . .     28
     Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . .     30
     Federal Income Tax Consequences . . . . . . . . . . . . . . . . .     31
INFORMATION RELATING TO VOTING MATTERS . . . . . . . . . . . . . . . .     32
     General Information . . . . . . . . . . . . . . . . . . . . . . .     32
     Shareholder and Board Approvals . . . . . . . . . . . . . . . . .     32
     Quorum. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
ADDITIONAL INFORMATION ABOUT EACH FUND . . . . . . . . . . . . . . . .     34
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . .     34
     Financial Information for the Acquired Funds. . . . . . . . . . .     35
     Financial Information for the Acquiring Funds . . . . . . . . . .     35
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     38
OTHER BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38
SHAREHOLDER INQUIRIES. . . . . . . . . . . . . . . . . . . . . . . . .     38

Exhibit A: Agreement and Plan of Reorganization. . . . . . . . . . . .    A-1
Exhibit B: NACM Investment Review for the Acquiring Funds. . . . . . .    B-1

                                      SUMMARY

     The following is a summary of certain background information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Statement and the Statement of Additional Information with respect to this Statement, the Prospectus and Statement of Additional Information of each Acquired Fund and each Acquiring Fund, and the Reorganization Agreement dated March 31, 1998, attached to this Statement as Exhibit A.

PROPOSED REORGANIZATION AND REORGANIZATION AGREEMENT

     Based on their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of The Fontaine Trust, including all of the non-interested Trustees, have determined that the proposed Reorganization is in the best interests of the shareholders of each Acquired Fund. The Board of Trustees of The Fontaine Trust recommends the approval of the Reorganization Agreement and related transactions by the shareholders of each Acquired Fund at the Special Meeting.

     Subject to shareholder approval, the Reorganization Agreement provides for: (a) the transfer to the corresponding Acquiring Fund of substantially all of the property, assets and goodwill of each Acquired Fund (except a reserve for certain expenses and liabilities) (the "Acquired Fund Net Assets") in exchange for Acquiring Fund Shares equal in value to the Acquired Fund Net Assets; (b) the distribution of Acquiring Fund Shares to the shareholders of each Acquired Fund in liquidation of the Acquired Funds; (c) the cancellation of all outstanding Acquired Fund Shares; and (d) the deregistration of The Fontaine Trust and each of its series as an investment company under the 1940 Act.

     As a result of the proposed Reorganization, each shareholder of each Acquired Fund will become a shareholder of the corresponding Acquiring Fund and will hold, immediately after the Closing Date, Acquiring Fund Shares having a net asset value equal to the net asset value of the Acquired Fund Shares held by the shareholder immediately before the Closing Date with no tax effect.

     The investment adviser to the Acquired Funds, Richard Fontaine Associates, Inc. ("Fontaine Associates") and the investment adviser to the Acquiring Funds, Nicholas-Applegate Capital Management ("NACM"), have entered into an Asset Purchase Agreement that, in addition to the duties and responsibilities described in the Reorganization Agreement also memorializes the proposed remuneration to be received by Fontaine Associates in connection with the proposed transaction.

     For further information, see the discussion below on whether to approve or disapprove the Reorganization, which includes a description of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     In light of certain potential benefits and other factors, the Board of Trustees of The Fontaine Trust, including the non-interested Trustees, has determined that it is in the best interests of each of the Acquired Funds and its shareholders to reorganize into each of the Acquiring Funds specified on the first page of this Statement. In making that determination, the Board of Trustees considered, among other things, the small asset size and lack of expected asset growth of each of the Acquired Funds, and the resulting problems associated with the inability to achieve adequate economies of scale, including relatively high expense ratios, as described more fully below under "Voting Items" -- "Board Consideration." The Board of Trustees believes that each of these problems would be addressed by the proposed Reorganization.

     In addition, among other advantages, the Board of Trustees of The Fontaine Trust believes that the Reorganization with respect to each Acquired Fund in most cases will: (a) provide Acquired Fund shareholders with an Acquiring Fund that has similar investment objectives, investment policies, restrictions, and investment strategies as the corresponding Acquired Fund;
(b) provide Acquired Fund shareholders with an Acquiring Fund that has provided superior historical returns; and (c) provide Acquired Fund shareholders with overall expense ratios that are more favorable than those of the Acquired Funds. The Reorganization would be a tax-free event. In addition, the Board of Trustees of The Fontaine Trust noted that the NA Funds currently offer numerous portfolios, which provide an abundance of investment alternatives to investors.

     The Board of Trustees also considered the possible risks and disadvantages of the Reorganization and determined that the Reorganization is likely to provide benefits to the Acquired Funds and their shareholders that outweigh any possible risks and disadvantages of the Reorganization.
Finally, the Board of Trustees concluded that there are no significant risks or disadvantages to the Acquired Funds or their shareholders from the Reorganization and that the interests of each Acquired Fund's shareholders would not be diluted.

     Similarly, the Board of Trustees of NA Funds, in approving the Reorganization, determined that it would be advantageous for each of the Acquiring Funds and its current shareholders to acquire the Acquired Fund Net Assets of each of the corresponding Acquired Funds in exchange for Acquiring Fund Shares and that the interests of each of the Acquiring Fund's existing shareholders would not be diluted.

FEDERAL INCOME TAX CONSEQUENCES

     Counsel for this transaction will issue an opinion as of the Closing Date to the effect that the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to any of the Acquired Funds, any of the Acquiring Funds, or their respective shareholders. See the discussion below on whether to approve or disapprove the Reorganization, which includes a description of the Reorganization Agreement.

OVERVIEW OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

     The investment objectives, investment policies and restrictions of the Acquired Funds and the corresponding Acquiring Funds are in many respects similar. The investment objectives of each of the Acquired Funds and each of the Acquiring Funds are fundamental, meaning that they may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares.

     Acquired Fund Shares are sold on a 100% no-load basis, meaning that such shares may be purchased, redeemed, or exchanged at their net asset value without payment of a sales charge. In addition, the Acquired Funds do not charge any redemption fees or Rule 12b-1 fees. Conversely, a sales charge of up to 5.25% in most instances is imposed on purchases of Acquiring Fund Shares. However, Acquiring Fund Shares acquired by shareholders of each Acquired Fund as a result of the Reorganization and additional purchases of Acquiring Fund Shares by Acquired Fund Shareholders will not be subject to any sales charge. The Acquiring Fund shares are subject to an annual Rule 12b-1 expense of 0.25% of the average daily net assets of each Acquiring Fund's Class A shares.

     Each Fund's policies, procedures, and restrictions concerning share redemption and exchange, dividend payment, and the determination of net asset value are identical, as set forth in the Prospectus for each Fund.

     A more detailed description of each of the Funds appears below in the section entitled "Comparison of the Acquired Funds and the Acquiring Funds."

     COMPARATIVE FEE TABLE

     The following table sets forth the current fees and expenses of the Acquired Funds as of December 31, 1997, and of the Acquiring Funds as of March 31, 1997. Excluding extraordinary expenses, the current fees and expenses of the Acquiring Funds are expected to remain unchanged as a result of the Reorganization.

                           ANNUAL FUND OPERATING EXPENSES
                   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                               Capital     Global       Global    Balanced   Worldwide
                            Appreciation   Growth       Income     Growth     Growth
--------------------------------------------------------------------------------------
Management Fees             0.95%          0.80%        0.75%      .75%      1.00%
--------------------------------------------------------------------------------------
12b-1 Fees                  None           None         None      0.25%      0.25%
--------------------------------------------------------------------------------------
Other Operating Expenses    1.04%          1.57%        2.15%     0.60%      0.60%

Total Fund Operating        1.99%*         2.37%*       2.90%*    1.60%**    1.85%**
 Expenses


     *Effective May 1, 1997, the Expense Limitation Agreements with the Acquired Funds, under which Fontaine Associates had agreed to assume and reimburse all annual Fund operating expenses of each Fund (other than certain expenses that are capitalized and certain other non-recurring expenses) which in any year exceeded 1.50% of the average daily net assets for the Capital Appreciation Fund and the Global Growth Fund and 1.25% of the average daily net assets for the Global Income Fund, were discontinued.

     **NACM has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by Balanced Growth and Worldwide Growth, subject to possible later reimbursement during a five year period. Total Fund Operating Expenses would have been 3.00% and 2.17%, respectively and Other Operating Expenses would have been 2.00% and 0.92%, respectively, absent the deferral.

Example: An investor in an Acquired Fund or an Acquiring Fund would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and
(2) redemption at the end of the following periods.


                             1 year       3 years       5 years      10 years
                             ------       -------       -------      --------

The Fontaine Trust:
  Capital Appreciation       $20.20       $ 62.44       $107.26      $231.67
  Global Growth              $24.01       $ 73.95       $126.54      $270.54
  Global Income              $29.30       $ 89.77       $152.81      $322.35
NA Funds:
  Balanced Growth            $68          $100          $135         $283
  Worldwide Growth           $70          $108          $147         $258


     The Example is based on each Fund's "Total Fund Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of 5% annual return is required by regulations of the SEC applicable to all mutual Funds.
 The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.

     CAPITAL APPRECIATION FUND ("CAPITAL APPRECIATION") AND BALANCED GROWTH PORTFOLIO A ("BALANCED GROWTH")

     Both Funds seek long-term capital appreciation and current income, though current income is a secondary objective of Capital Appreciation. Capital Appreciation employs a "valuation" discipline to identify stocks for its portfolio, and Balanced Growth focuses on a "bottom-up" growth analysis. Both Funds may invest up to 20% of their total assets in the securities of foreign issuers. The primary distinction between the Acquired Fund and the Acquiring Fund is that, under normal market conditions, Capital Appreciation invests up to 80% of the Fund's total assets in common stocks (which are expected to be traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, and certain foreign stock exchanges), while Balanced Growth allocates about 60% of its total assets (but no more than 70% and no less than 50%) to equity securities, and invests about 40% of its total assets in debt securities issued by corporations and the U.S. Government, its agencies and instrumentalities.

     GLOBAL GROWTH FUND ("GLOBAL GROWTH") AND WORLDWIDE GROWTH PORTFOLIO A ("WORLDWIDE GROWTH")

     Both Funds seek long-term capital appreciation by investing primarily in equity and equity-related securities of domestic and foreign issuers such as common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants. Global Growth employs a "valuation" discipline to identify stock for its portfolio and Worldwide Growth focuses on a "bottom-up" growth analysis. Under normal market conditions Global Growth invests 65% of its total assets in equity and equity-related securities of established medium and large capitalization issuers in at least three different countries, one of which may be the United States. Global Growth invests in the equity and equity-related securities of foreign issuers primarily through the purchase of American Depository Receipts ("ADRs"), as well as securities traded on foreign stock exchanges and established foreign over-the-counter markets. Under normal conditions Worldwide Growth invests at least 65% of its total assets in securities of issuers located in at least three different countries, one of which may be the United States. Worldwide Growth may invest up to 50% of its total assets in United States issuers. Global Growth may invest 65% of its total assets in equity and equity-related securities, while Worldwide Growth may invest at least 75% of its total assets in such instruments.

     GLOBAL INCOME FUND ("GLOBAL INCOME") AND WORLDWIDE GROWTH PORTFOLIO A ("WORLDWIDE GROWTH")

     Global Income seeks a high level of current income, with a secondary objective of capital appreciation. Worldwide Growth seeks maximum long-term capital appreciation. Under normal market conditions, Global Income invests 65% of its total assets in high and medium quality bonds, debentures and notes of issuers in at least three different countries, one of which may be the United States. Global Income is a non-diversified investment company under the 1940 Act to enable it to invest more than 5% of its total assets in securities of one issuer. Worldwide Growth is a diversified investment company under the 1940 Act. Under normal conditions, Worldwide Growth invests at least 65% of its total assets in securities of issuers located in at least three different countries, one of which may be the United States. Worldwide Growth may invest up to 50% of its total assets in United States issuers, and invests at least 75% of its total assets in equity and equity-related securities.

     Global Income may invest anywhere in the world, but normally most of its investments are made in securities of issuers located in developed countries in North America, Western Europe, and the Pacific Basin. In selecting companies within those countries and geographic regions, Global Income's investment adviser, Fontaine Associates, considers certain factors, such as: fundamental market attractiveness, the outlook for currency relationships, current and anticipated interest rates, levels of inflation in various countries, and local market factors including government policies influencing currency exchange rates and business conditions. NACM, as investment adviser for Worldwide Growth, focuses on a "bottom-up" growth analysis that evaluates the financial condition and competitiveness of individual companies worldwide.

                                RISK CONSIDERATIONS

     The permitted investments of the Acquired Funds and the Acquiring Funds are similar. The following is an overview of the risks involved in investing in the Acquiring Funds. In addition, there are certain risk considerations that differ from those of the Acquired Funds, as described below. A detailed description of the risks involved in investing in the Acquiring Funds is contained in each Acquiring Fund's Prospectus and Statement of Additional Information.

BALANCED GROWTH

     The value of an investment in Balanced Growth will fluctuate in response to movements in the stock and bond markets. The equity and equity-related securities of the companies in which Balanced Growth invests may be more volatile than securities of larger, more established companies. The values of Balanced Growth's debt securities will change as interest rates fluctuate: if rates go up, the values of debt securities fall; if rates go down, the values of debt securities go up. In addition, the lower rated debt securities in which Balanced Growth may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

WORLDWIDE GROWTH

     The value of an investment in Worldwide Growth varies from day to day in response to the activities of individual companies, and general market and economic conditions. The securities of small, less well-known companies in which the Fund may invest may be more volatile than the securities of larger companies. As with any international fund, performance also depends on changing currency values, different political and regulatory environments, and other overall economic factors in the countries where Worldwide Growth invests. The risks are magnified in countries with emerging markets, since those countries may have unstable governments and less-established markets.

DIFFERENCES IN RISK CONSIDERATIONS BETWEEN THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

     There are additional risks associated with investing in the Acquiring Funds of which investors should be aware. For example, while the Acquired Funds may invest in options, the current operating policies of the Acquired Funds precludes them from doing so. The Acquiring Funds are permitted to invest in options. In addition, the Acquired Funds may not invest in futures, but Worldwide Growth may do so. When a fund uses options, futures, and options on futures as hedging devices, there is a risk that the prices of the hedging vehicles may not correlate perfectly with the prices of the securities in the fund. This may cause the futures contract or the options to react differently than the fund's portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or the extent of market movements. In these events, a fund could lose money on the futures contracts or options. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although NACM will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market will exist for these instruments.

     Worldwide Growth is permitted to maintain short positions in securities, which means that the Fund may sell a security that has been borrowed from a third party on the expectation that the market price will drop. (Neither Global Growth nor Global Income may engage in this strategy.) If Worldwide Growth has sold a security short and the price of the security drops, Worldwide Growth will make a profit by purchasing the security in the open market at a lower price than it sold the security. Conversely, if the price of the security rises in such circumstance, Worldwide Growth may have to cover its short position at a higher price than the short sale price, resulting in a loss. The use of an uncovered short sale, where Worldwide Growth does not already own the security it sells short or have the value of the security covered in a segregated account, is a speculative investment technique and has potentially unlimited risk. Accordingly, Worldwide Growth will not make uncovered short sales in an amount exceeding the lesser of 2% of Worldwide Growth's net assets or 2% of the securities of the class of the issuer. The NA Funds Board of Trustees has determined that Worldwide Growth will not make short sales if to do so would create liabilities or require collateral deposits of more than 25% of its total assets to be segregated.

     Global Income is registered as a non-diversified investment company under the 1940 Act to enable it to invest more than 5% of its total assets in securities of one issuer, including, in particular, securities of foreign governments. While Global Income is non-diversified for securities law purposes, it intends to qualify as a regulated investment company ("RIC") for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Such qualification requires the Fund to limit its investment so that, among other things, at least 50% of its total assets is comprised of cash, cash items, U.S. Government securities, securities of RICs and other securities, limited so that the securities of a single issuer (other than U.S. Government securities) do not comprise more than 5% of the value of the Fund's total assets. Since, as a non-diversified investment company, Global Income is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater risk with respect to its portfolio securities than an investment company that is more broadly diversified. Worldwide Growth, the Acquiring Fund into which Global Income is being reorganized, is a diversified fund. As such, it has a fundamental policy that limits its investments so that, with respect to 75% of its assets, (i) no more than 5% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) the Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements fully collateralized by U.S. Government securities.

           COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

     The Acquired Funds are each series of The Fontaine Trust, a Massachusetts business trust. NA Funds are currently structured as a master-feeder fund, with NA Funds investing all of the assets of each of its portfolios in the Nicholas-Applegate Investment Trust, a separate Delaware business trust operating as a master fund ("Master Fund"). The Master Fund is supervised by a Board of Trustees, which selects the investment adviser, administrator and custodian for its separate investment portfolios. A separate Board of Trustees supervises the overall activities of the NA Funds and selects the transfer agent, administrator, distributor and other service providers for the NA Funds.

     Pursuant to a Special Meeting of Shareholders of NA Funds scheduled to be held on May 8, 1998, NA Funds will be restructured so that it can manage its assets directly rather than through the Master Fund, and each of the separate portfolios, including the Acquiring Funds will be reorganized as separate series of NA Funds having separate "classes of shares." The restructuring of the NA Funds from a master-feeder structure to the structure described above is expected to be completed in June 1998.

     The investment objectives, investment policies and restrictions of the Acquired Funds and the corresponding Acquiring Funds are in many respects similar. There are, however, some noteworthy differences between the Acquired Funds and the Acquiring Funds. The following discusses some of the more significant similarities and differences in the investment objectives and policies of each of the Acquired Funds and each of the Acquiring Funds and is qualified in its entirety by the discussion elsewhere in this Statement, and in the Prospectus and Statement of Additional Information of each Acquired Fund and each Acquiring Fund, which are incorporated into this Statement by reference.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

-------------------------------------------------------------------------------
       THE FONTAINE TRUST:                NICHOLAS-APPLEGATE MUTUAL FUNDS:
    CAPITAL APPRECIATION FUND     AND       BALANCED GROWTH PORTFOLIO A
-------------------------------------------------------------------------------

     The investment objectives of the Capital Appreciation Fund ("Capital Appreciation") and the Balanced Growth Portfolio A ("Balanced Growth") are fundamental, meaning that they may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares. This section describes certain policies that are common to Capital Appreciation and Balanced Growth and certain noteworthy differences.

     Both Funds seek long-term capital appreciation and current income. (Current income is a secondary objective of Capital Appreciation.) Capital Appreciation employs a "valuation" discipline to identify stocks that are undervalued or out of favor with investors, have prospects for price appreciation, and that the Fund's investment adviser, Fontaine Associates, believes will exceed the risk of loss of market value over time. Similarly, NACM, as investment adviser for Balanced Growth, focuses on a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies. In doing so, it primarily uses computer intensive systematic disciplines to uncover "change at the margin" -- positive business developments that are not yet fully reflected in a company's stock price.

     Both Funds may invest up to 20% of their total assets in the securities of foreign issuers. Capital Appreciation invests only in equity and debt securities of foreign issuers in developed countries, such as those in North America, Western Europe and the Pacific Basin, and in investment-grade debt securities rated by any nationally recognized statistical rating organization ("NRSRO") Baa or higher, or, if unrated, of comparable investment quality as determined by Fontaine Associates.

     The primary distinction between the Funds is that Capital Appreciation invests up to 80% of its total assets in common stocks (which are expected to be traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, and certain foreign stock exchanges), while Balanced Growth allocates about 60% of its total assets (but no more than 70% and no less than 50%) to equity securities, and invests about 40% of its total assets in debt securities issued by corporations and the U.S. Government, its agencies and instrumentalities. The equity securities of Balanced Growth will be issued primarily by companies with market capitalizations over $100 million.

     The assets of Capital Appreciation that are not invested in common stocks may be invested in: (i) privately places securities; (ii) equity-related securities (I.E., preferred stocks, securities convertible into or exchangeable for common stocks, and warrants); and (iii) foreign equity and debt securities (limited to 20% of the Fund's total assets). Capital Appreciation's investment in privately placed securities, convertible securities, and preferred stocks is limited in each case to 10% of its total assets. However, as an operating policy Capital Appreciation does not invest more than 5% of its total assets in illiquid securities. Balanced Growth may invest up to 15% of its net assets in illiquid securities.

     In addition to foreign debt securities, as described above, Capital Appreciation may also use U.S. dollar-denominated high-quality money market instruments and short-term debt securities that are rated within the two highest credit categories by any NRSRO or, if unrated, are of comparable investment quality as determined by Fontaine Associates in order to reduce downside exposure to uncertain or declining market conditions. For temporary or defensive purposes, Capital Appreciation may invest without limitation in high-quality U.S. dollar-denominated money market instruments and short-term debt securities. Balanced Growth, on the other hand, may invest up to 35% of its assets in debt securities rated below investment grade.

     Each Fund may invest in warrants, bank certificates of deposit, commercial paper, short-term notes, repurchase agreements, banker's acceptances, and other short-term fixed income securities, and Balanced Growth may invest in zero coupon securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. Each Fund may also borrow funds for emergency purposes, and may invest in securities purchased on a when-issued or delayed delivery basis. While both Funds may lend portfolio securities, Capital Appreciation does not currently engage in that activity. Both Funds may engage in options and futures transactions, but Capital Appreciation has no current intention of doing so.

-------------------------------------------------------------------------------
      THE FONTAINE TRUST:                  NICHOLAS-APPLEGATE MUTUAL FUNDS:
       GLOBAL GROWTH FUND        and         WORLDWIDE GROWTH PORTFOLIO A
-------------------------------------------------------------------------------

     The investment objectives of the Global Growth Fund ("Global Growth") and the Worldwide Growth Portfolio A ("Worldwide Growth") are fundamental, meaning that they may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares. This section describes certain policies that are common to Global Growth and Worldwide Growth and certain noteworthy differences.

     Both Funds seek long-term capital appreciation by investing primarily in equity and equity-related securities of domestic and foreign issuers. Under normal market conditions Global Growth invests 65% of its total assets in equity and equity-related securities of established medium and large capitalization issuers in at least three different countries, one of which may be the United States. Global Growth invests in the equity and equity-related securities of foreign issuers primarily through the purchase of American Depository Receipts ("ADRs"), as well as securities traded on foreign stock exchanges and established foreign over-the-counter markets. Under normal conditions Worldwide Growth invests at least 65% of its total assets in securities of issuers located in at least three different countries, one of which may be the United States. Worldwide Growth may invest up to 50% of its total assets in United States issuers.

     In selecting companies within those countries and geographic regions, Global Growth's investment adviser, Fontaine Associates, seeks to identify those companies that are best positioned and managed to benefit from certain factors, such as: relative economic growth; expected levels of inflation; government policies affecting business conditions; and market trends throughout the world. Fontaine Associates will not normally emphasize dividend income in choosing securities for Global Growth, unless it believes the income will contribute to the securities' investment return. NACM, as investment adviser for Worldwide Growth, focuses on a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies worldwide. In doing so, it uses a blend of both traditional fundamental research, calling on the expertise of many external analysts in different countries throughout the world, and systematic disciplines to uncover "change at the margin" -- positive business developments that are not yet fully reflected in a company's stock price. NACM gathers financial data on 20,000 companies in 52 countries, and searches for successful, growing companies managing change advantageously and poised to exceed growth expectations.

     Both Funds invest in equity and equity-related securities such as common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants. Global Growth invests 65% of its total assets in such instruments, while Worldwide Growth invests at least 75% of its total assets in such instruments.

     The assets of Global Growth not invested in common stocks may be invested in: (i) high and medium quality debt securities issued by domestic and foreign corporations, governments, governmental entities, and supranational entities; and (ii) short-term debt securities rated within the two highest credit categories by any NRSRO or, if unrated, of comparable investment quality as determined by Fontaine Associates. Global Growth's use of money market instruments and short-term debt securities generally tend to reflect Fontaine Associates' overall measure of valuation relating to the global equity markets, and Fontaine Associates uses such securities to reduce downside exposure to uncertain or declining market conditions.

     The assets of Worldwide Growth not invested in equity and equity-related stocks may be invested primarily in investment-grade debt securities rated at least Baa by any NRSRO or unrated securities of comparable quality of foreign companies and foreign governments and their agencies and instrumentalities. For temporary or defensive purposes, each Fund may invest without limitation in high-quality domestic money market instruments and short-term debt securities.

     Each Fund may invest in warrants, may also borrow funds for emergency purposes and may invest in securities purchased on a when-issued or delayed delivery basis. Both Funds may invest in Eurodollars, and Worldwide Growth may invest in securities swaps and may sell short. While both Funds may lend portfolio securities, Global Growth does not currently engage in that activity. Both Funds may engage in options and futures transactions, although Global Growth has no current intention of doing so.

-------------------------------------------------------------------------------
      THE FONTAINE TRUST:                  NICHOLAS-APPLEGATE MUTUAL FUNDS:
       GLOBAL INCOME FUND        and         WORLDWIDE GROWTH PORTFOLIO A
-------------------------------------------------------------------------------

     The investment objectives of the Global Income Fund ("Global Income") and the Worldwide Growth Portfolio A ("Worldwide Growth") are fundamental, meaning that they may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares. This section describes certain policies that are common to the Acquired Fund and the Acquiring Fund and certain noteworthy differences.

     Global Income, a nondiversified fund, seeks a high level of current income with a secondary objective of capital appreciation. Worldwide Growth seeks maximum long-term capital appreciation. Under normal market conditions, Global Income invests 65% of its total assets in debt securities of domestic and foreign issuers in at least three different countries, one of which may be the United States. Under normal conditions Worldwide Growth, a diversified fund, invests at least 65% of its total assets in securities of issuers located in at least three different countries, one of which may be the United States. Worldwide Growth may invest up to 50% of its total assets in United States issuers.

     Global Income may invest anywhere in the world, but expects that most of its investments will be made in debt securities of issuers located in developed countries in North America, Western Europe and the Pacific Basin. In selecting companies within those countries and geographic regions, Global Income's investment adviser, Fontaine Associates, considers certain factors, such as: fundamental market attractiveness, the outlook for currency relationships, current and anticipated interest rates, levels of inflation in various countries, and local market factors including government policies influencing currency exchange rates and business conditions.

     NACM, as investment adviser for Worldwide Growth, focuses on a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies worldwide. In doing so, it uses a blend of both traditional fundamental research, calling on the expertise of many external analysts in different countries throughout the world and systematic disciplines to uncover "change at the margin" -- positive business developments that are not yet fully reflected in a company's stock price. NACM gathers financial data on 20,000 companies in 52 countries, and searches for successful, growing companies managing change advantageously and poised to exceed growth expectations. Worldwide Growth invests at least 75% of its total assets in equity and equity-related securities such as common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants of companies throughout the world. The assets of the Worldwide Growth not invested in equity and equity-related securities will be invested in investment-grade debt securities rated at least Baa or its equivalent by any NRSRO or unrated securities of comparable quality as determined by NACM. Such debt securities may include securities issued by foreign companies and foreign governments and their agencies and instrumentalities.

     The debt securities purchased by Global Income are high and medium quality bonds, debentures, and notes rated, for example, at least Baa or its equivalent by any NRSRO or, if unrated, of comparable investment quality as determined by Fontaine Associates. Global Income may invest in debt securities issued by: (i) domestic and foreign governments and their agencies and political subdivisions; (ii) corporations and financial institutions, and
(iii) supranational entities such as the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank, the European Investment Bank, and the European Community. Although Global Income may invest in debt securities of domestic and foreign corporations and financial institutions, its investments in issuers located outside the United States have been principally in government and quasi-governmental issuers in order to maintain liquidity and reduce credit risk.

     The assets of Global Income not invested in debt securities may be invested in: (i) equity and equity-related securities of domestic and foreign issuers; and (ii) high-quality money market instruments of domestic and foreign issuers that are rated within the two highest credit categories by an NRSRO or, if unrated, are of comparable investment quality as determined by Fontaine Associates. For temporary or defensive purposes, each Fund may invest without limitation in high-quality domestic money market instruments, high-quality domestic short-term debt securities, or may hold the Fund's assets in cash or cash equivalents.

     Each Fund may invest in warrants, may also borrow funds for emergency purposes and may invest in securities purchased on a when-issued or delayed delivery basis. Both Funds may also invest in Eurodollars, and Worldwide Growth may invest in securities swaps and may sell its securities short. While both Funds may lend portfolio securities, Global Income does not currently engage in that activity. Both Funds may engage in options and futures transactions, but Global Income has no current intention of doing so.

                                       * * *

     PLEASE SEE THE PROSPECTUS FOR EACH FUND FOR FURTHER INFORMATION CONCERNING EACH FUND'S INVESTMENT POLICIES AND RISKS. PLEASE ALSO REFER TO THE SECTION OF THE STATEMENT ENTITLED "RISK CONSIDERATIONS."

                                       * * *

FUNDAMENTAL VERSUS NONFUNDAMENTAL INVESTMENT LIMITATIONS

     None of the Acquired Funds or Acquiring Funds may change its fundamental investment limitations without the affirmative vote of the holders of a majority of its outstanding shares (as defined in the 1940 Act). However, investment limitations that are (i) not fundamental or (ii) "operating" policies of the Acquired Funds or Acquiring Funds may be changed by their respective Boards of Trustees without shareholder approval.

PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTIONS AND
     PRICING

     Acquired Fund Shares are sold on a continuous basis by The Fontaine Trust. Acquired Fund Shares are sold on a 100% no-load basis, meaning that shares may be purchased, redeemed, and exchanged directly at net asset value without paying a sales charge. The Acquired Funds do not charge any redemption fees or Rule 12b-1 fees. Broker-dealers, financial institutions, and other service providers, however, may charge an administrative fee on the purchase or redemption of Acquired Fund Shares. The purchase price for Acquired Fund Shares will be the net asset value next determined after the Acquired Fund receives the shareholder's request in proper form.

     Acquiring Fund Shares are sold on a continuous basis by NA Funds' distributor, Nicholas-Applegate Securities. As previously noted, Class A shares are generally subject to a sales charge of up to 5.25% of the offering price. However, shareholders of each Acquired Fund becoming shareholders of the Acquiring Fund as a result of the Reorganization are entitled to receive Acquiring Fund Shares and may continue to purchase Acquiring Fund Shares without paying a sales charge. Acquiring Fund Shares are subject to an annual Rule 12b-1 expense of 0.25% of each Acquiring Fund's average net assets attributable to such shares. The purchase price for Acquiring Fund Shares will be net asset value next determined after the Acquiring Fund receives the shareholder's request in proper form.

     NO SALES CHARGE WILL BE IMPOSED ON THE ISSUANCE OF ACQUIRING FUND SHARES IN CONNECTION WITH THE REORGANIZATION.

     The minimum initial investment for each Acquired Fund is $1,000 and for each Acquiring Fund is $2,000 per account and $250 for UGMA/UTMA Accounts. The minimum initial investment amount is waived for shareholders who enroll in an Acquiring Fund's automatic investment plan. The minimum subsequent investment for each Acquired Fund and each Acquiring Fund is $100 per account. Purchase orders for shares of each Fund are effected on any "business day;" I.E., any day on which the New York Stock Exchange is open for trading. Each Acquiring Fund offers an automatic investment plan, payroll direct deposit plan, automatic exchange plan, and systematic withdrawal plan in connection with the purchase and redemption of its shares.

     Each Fund's policies, procedures, and restrictions concerning share redemption and dividend payment, exchange of shares, and the determination of net asset value are identical, as set forth in the Prospectus for each Fund. Please refer to each Prospectus for further information on these subjects. Please note that Acquiring Fund Shares may be exchanged for shares in any of the other NA Funds.

THE TRUSTS:  MASSACHUSETTS BUSINESS TRUST VERSUS DELAWARE BUSINESS TRUST

     The Fontaine Trust is a Massachusetts business trust, and NA Funds is organized as a Delaware business trust. The two forms of organization are very similar. For example, the responsibilities, powers and fiduciary duties of the Board of Trustees of NA Funds are substantially the same as those of the Board of Trustees of The Fontaine Trust. However, the Delaware Business Trust Act ("DBTA") affords business trusts definable right and protections by virtue of its terms having been set forth in the statute, and in some important respects is deemed to have expanded the protections afforded by the business trust.


     For example, if the Reorganization is approved and the transfer of assets takes place, shareholders of the Acquired Funds will have the benefit of various provisions that either do not exist or are not explicit under the laws governing entities organized as Massachusetts business trusts. For example, while the risk of shareholder liability is not great, the DBTA appears to provide shareholders with greater protection from liabilities incurred by a business trust organized under the DBTA. In addition, there are provisions of the DBTA that may serve to reduce costs of operation as new technologies become available, such as electronic communications. Other provisions of the DBTA include the ability of an investment company or its series to merge or consolidate with other entities and to deal with noninvestment-related operational issues without a shareholder vote, which may afford enhanced flexibility and may save an investment company substantial resources.

     The specific differences between The Fontaine Trust and NA Funds are discussed below. The operations of The Fontaine Trust, as a Massachusetts business, are governed by its Declaration of Trust and Bylaws ("The Fontaine Trust's Declaration of Trust") and Massachusetts law, while the operations of NA Funds are governed by its Amended and Restated Declaration of Trust and Bylaws ("NA Funds' Declaration of Trust") and Delaware law.

     LIABILITY OF SHAREHOLDERS

     Under Massachusetts law, shareholders of The Fontaine Trust may, under certain circumstances, be held personally liable as partners for The Fontaine Trust's obligations. However, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and The Fontaine Trust, itself, is unable to meet its obligations. The Fontaine Trust's Declaration of Trust specifically states that no shareholder shall be subject to any personal liability whatsoever to any person in connection with The Fontaine Trust's property or the acts, obligations or affairs of The Fontaine Trust. The Fontaine Trust's Declaration of Trust further states that The Fontaine Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which the shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse the shareholder out of The Fontaine Trust's property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

     Under the DBTA, on the other hand, shareholders of a Delaware business trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations. As such, there is a possibility, albeit remote, that under certain circumstances shareholders of a Delaware business trust may be held personally liable for a Delaware business trust's obligations. This might occur if the courts of another state not recognizing the limitation on liability were to apply the laws of the state to a controversy involving the Delaware business trust's obligations. To protect against such an occurrence, the NA Funds' Declaration of Trust provides that NA Funds shall indemnify and hold each of NA Funds' shareholders harmless from and against any claim or liability to which the shareholder may become subject solely by reason of his or her being or having been a shareholder, and that was not due to the shareholder's acts or omissions or for some other reason. In such an instance, NA Funds will reimburse the shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which NA Funds itself is unable to meet its obligations.

     ELECTION OF TRUSTEES; SHAREHOLDER MEETINGS

     Neither Massachusetts business trust law nor the DBTA require investment companies to hold annual meetings of shareholders. The shareholders of both the Acquired Funds and the Acquiring Funds may, from time to time, be entitled to vote for the election of trustees in elections that are held as required by the 1940 Act, the Declaration of Trust or the Bylaws.

     TERMS OF TRUSTEES

     The Fontaine Trust's Declaration of Trust provides that, except in the event of resignation or removal by the other trustees or shareholders of The Fontaine Trust, each trustee shall hold office until such time as less than a majority of the trustees holding office have been elected by shareholders. At that time, The Fontaine Trust's Declaration of Trust states that the trustees then in office will call a shareholders' meeting for the election of trustees. The Declaration of Trust also provides that the term of office of a trustee shall terminate and a vacancy shall occur in the event of his death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a trustee.

     The NA Funds' Declaration of Trust provides that the trustees of NA Funds shall hold office during the lifetime of NA Funds and until its termination as provided for in the NA Fund's Declaration of Trust, unless the trustee resigns or is removed by the other trustees or shareholders of NA Funds (as discussed below). The NA Funds' Declaration of Trust also provides that the term of office of a trustee shall terminate and a vacancy shall occur in the event of the death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a trustee.

     REMOVAL OF TRUSTEES

     A trustee of The Fontaine Trust may be removed from office for cause, at a meeting duly called, by the action of two-thirds of the remaining trustees or by action of two-thirds of the outstanding shares of beneficial interest of The Fontaine Trust. The Fontaine Trust's Declaration of Trust provides that in the case of a vacancy, subject to the provisions of the 1940 Act, the remaining trustees shall fill the vacancy by the appointment of such other person as they in their sole discretion shall see fit and such appointment shall be made by a written instrument signed by a majority of the trustees then in office.

     A trustee of NA Funds may be removed from office with or without cause by the affirmative vote of the shareholders of two-thirds of the shares of beneficial interest of NA Funds, or may be removed for cause by the action of two-thirds of the remaining trustees. The NA Funds' Declaration of Trust provides that in the case of a vacancy, the shareholders of at least a majority of the shares of beneficial interest entitled to vote or, to the extent permitted by the 1940 Act, a majority vote of the trustees continuing in office may fill the vacancy.

     SPECIAL MEETINGS OF SHAREHOLDERS

     The Fontaine Trust's Declaration of Trust provides that shareholders' meetings may be called at any time by the President of The Fontaine Trust, and shall be called by the President or the Secretary of The Fontaine Trust at the request, in writing or by resolution, of a majority of the trustees, or at the written request of the shareholders of 10% or more of the total number of shares then issued and outstanding of The Fontaine Trust entitled to vote at the shareholders' meeting. The Fontaine Trust's Declaration of Trust further provides that meetings of the shareholders of any series of The Fontaine Trust shall be called by the President or the Secretary of The Fontaine Trust at the written request of the shareholders of 10% or more of the total number of shares then issued and outstanding of the series of The Fontaine
Trust entitled to vote at the meeting. Any request for a shareholder meeting shall state the purpose or purposes of the proposed meeting.

     The NA Funds' Declaration of Trust provides that shareholders' meetings may be called at any time by a majority of the trustees and shall be called by any trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the issued and outstanding shares of beneficial interest. Shareholder requests for a meeting must specify the purpose or purposes for which the meeting is to be called.

     LIABILITY OF TRUSTEES AND OFFICERS; INDEMNIFICATION

     The Fontaine Trust's Declaration of Trust provides that trustees, officers, employees or agents of The Fontaine Trust shall not be liable to The Fontaine Trust, its shareholders, or to any shareholder, trustee, officer, employee or agent of The Fontaine Trust or its shareholders for any action or failure to act, except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fontaine Trust's Declaration of Trust further provides that a trustee or officer of The Fontaine Trust shall be indemnified by The Fontaine Trust or by one or more series of The Fontaine Trust, as appropriate, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a trustee or officer and against amounts paid or incurred by him or her in a settlement. Under The Fontaine Trust's Declaration of Trust, no indemnification shall be provided to a trustee or officer: (i) against any liability to The Fontaine Trust, a series of The Fontaine Trust, or its shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he or she engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (ii) with respect to any matter as to which he or she shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of The Fontaine Trust or a series of The Fontaine Trust; or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in subparagraph (ii) above resulting in a payment by a trustee or officer, unless there has been a determination that the trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Under the NA Funds' Declaration of Trust, trustees, officers, employees or agents of NA Funds when acting in those capacities shall not be subject to any personal liability whatsoever, in his or her individual capacity, to any person, other than to NA Funds or its shareholders. In addition, the NA Funds' Declaration of Trust provides that the trustees, officers, employees or agents of the NA Funds shall not be liable to NA Funds, its shareholders, or to any trustee, officer, employee, or agent of NA Funds for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties.

     Delaware law allows a business trust to indemnify and hold harmless any trustee or other person from and against all claims and demands. The NA Funds' Declaration of Trust allows, under certain circumstances, for the indemnification of NA Funds' trustees, officers, employees, and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

     TERMINATION

     The Fontaine Trust's Declaration of Trust provides that The Fontaine Trust or any series of The Fontaine Trust may be terminated by: (i) the affirmative vote of the shareholders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of The Fontaine Trust or the appropriate series of The Fontaine Trust; or (ii) an instrument in writing signed by a majority of the trustees, stating that a majority of the trustees has determined that the continuation of The Fontaine Trust or a series of The Fontaine Trust is not in the best interest of the series, The Fontaine Trust, or their respective shareholders as a result of factors or events adversely affecting the ability of the series or The Fontaine Trust to conduct its business and operations in an economically viable manner.

     The NA Funds' Declaration of Trust provides that NA Funds may be terminated
(i) by the affirmative vote of the shareholders of not less that two-thirds of the shares of beneficial interests in The Fontaine Trust at any meeting of the shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the trustees and consented to by the shareholders of not less than two-thirds of such shares of beneficial interests, or (iii) by the trustees by written notice to the shareholders.

     VOTING RIGHTS OF SHAREHOLDERS

     The Fontaine Trust's Declaration of Trust grants shareholders the power to vote only with respect to: (i) the election of trustees; (ii) approval of any investment advisory contract; (iii) the termination of The Fontaine Trust or any series of The Fontaine Trust; (iv) any amendment of The Fontaine Trust's Declaration of Trust, (v) approval of any merger, consolidation or sale of assets, (vi) the incorporation of The Fontaine Trust; (vii) whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of The Fontaine Trust or a series of The Fontaine Trust or the shareholders of either to the same extent as such action would require shareholder approval by a Massachusetts business corporation; (viii) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (ix) additional matters relating to The Fontaine Trust as may be required by The Fontaine Trust's Declaration of Trust or any registration of The Fontaine Trust as an investment company under the 1940 Act with the SEC (or any successor agency) or as the trustees may consider necessary or desirable.

     The NA Funds' Declaration of Trust grants shareholders the power to vote only with respect to: (i) the election of trustees; (ii) approval of any investment advisory contract; (iii) the termination of NA Funds; (iv) any merger, consolidation or sale of assets; (v) the incorporation of NA Funds; and
(vi) additional matters relating to NA Funds as may be required by the 1940 Act, the DBTA or any other applicable law, the NA Funds' Declaration of Trust or any registration of NA Funds with the SEC (or any successor agency) or any state, or as and when the trustees may consider necessary or desirable.

CERTAIN SERVICE PROVIDER ARRANGEMENTS

     INVESTMENT ADVISORY FEES

     Fontaine Associates serves as investment adviser to the Acquired Funds and NACM serves as investment adviser to the Acquiring Funds. Each is entitled to receive a monthly advisory fee from the Funds it manages, computed on the basis of each Fund's average daily net asset value at the following annual rates:


                       Management Fee                          Management Fee
      Acquired Fund     (% of Average         Acquiring         (% of Average
                       Daily Net Asset          Fund           Daily Net Asset
                           Value)                                  Value)
-------------------------------------------------------------------------------------

 Capital                    0.95%        Balanced Growth     0.75% first $500 million
 Appreciation                                                0.675% next $500 million
                                                             0.65% over $1 billion

 Global Growth              0.85%        Worldwide Growth    1.00% first $500 million
                                                             0.90% next $500 million
                                                             0.85% over $1 billion

 Global Income              0.75%        Worldwide Growth    1.00% first $500 million
                                                             0.90% next $500 million
                                                             0.85% over $1 billion

     TRANSFER AGENTS

     Richard Fontaine and Company, Incorporated serves as the transfer agent and dividend disbursing agent for The Fontaine Trust. State Street Bank and Trust Company serves as the transfer agent and dividend disbursing agent for NA Funds.

     CUSTODIAL SERVICES

     Custodial services are provided to The Fontaine Trust by Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017. Custodial services are provided to NA Funds by PNC Bank, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts 02171.



                                    VOTING ITEMS
                                    ------------

                           APPROVAL OR DISAPPROVAL OF THE
                        AGREEMENT AND PLAN OF REORGANIZATION
                                       AS TO:

     1. THE PROPOSED REORGANIZATION OF THE FONTAINE TRUST CAPITAL APPRECIATION FUND INTO NICHOLAS-APPLEGATE MUTUAL FUNDS BALANCED GROWTH PORTFOLIO A

     2. THE PROPOSED REORGANIZATION OF THE FONTAINE TRUST GLOBAL GROWTH FUND INTO NICHOLAS-APPLEGATE MUTUAL FUNDS WORLDWIDE GROWTH PORTFOLIO A

     3. THE PROPOSED REORGANIZATION OF THE FONTAINE TRUST GLOBAL INCOME FUND INTO NICHOLAS-APPLEGATE MUTUAL FUNDS WORLDWIDE GROWTH PORTFOLIO A


     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement and Plan of Reorganization (the "Reorganization Agreement"). Significant provisions of the Reorganization Agreement are summarized below. However, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Statement and incorporated by reference into this Statement.

DESCRIPTION OF THE REORGANIZATION AGREEMENT

     The Reorganization Agreement provides that at the Closing Date substantially all of the property and assets of each Acquired Fund will be transferred to each corresponding Acquiring Fund free and clear of all liens, encumbrances, and claims, except for a reserve for certain expenses and liabilities (the "Reserve Account") in an amount necessary: (a) to pay its costs and expenses of carrying out this Agreement (including but not limited to fees of counsel and accountants, its income dividend payable prior to the Closing Date, and expenses of its deregistration contemplated under the Reorganization Agreement); (b) to discharge all of its unpaid liabilities on its books and records at the Closing Date; and (c) to pay any contingent liabilities, if any, that the Board of Trustees of The Fontaine Trust may reasonably deem to exist against any of the Acquired Funds at the Closing Date. (As previously noted, the property and assets to be transferred to the Acquiring Funds are referred to herein as the "Acquired Fund Net Assets.") Upon the satisfaction or other resolution of all such liabilities and obligations, any amount remaining from the Reserve Account will be transferred to the Acquiring Funds.

     In exchange for the transfer to the Acquiring Funds of the Acquired Fund Net Assets as described, the Acquiring Funds will simultaneously issue at the Closing Date full and fractional Acquiring Fund Shares to each Acquired Fund for distribution PRO RATA by each Acquired Fund to its shareholders. The number of Acquiring Fund Shares so issued by each Acquiring Fund will have an aggregate net asset value equal to the value of the corresponding Acquired Fund Net Assets on the Closing Date.

     Following the close of business on the Closing Date, each Acquired Fund will distribute PRO RATA to its shareholders the Acquiring Fund Shares received by the Acquired Fund in liquidation thereof. Each shareholder owning Acquired Fund Shares at the Closing Date will receive an amount of the corresponding Acquiring Fund Shares equal to the value of their Acquired Fund Shares, plus the right to receive any dividends or distributions that were declared before the Closing Date but that remained unpaid at that time on the Acquired Fund Shares. In connection with the Reorganization, The Fontaine Trust will be deregistered as an investment company under the 1940 Act.

     The stock transfer books of each Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter will be deemed to be redemption requests for Acquiring Fund Shares. If any Acquired Fund Shares held by a former Acquired Fund shareholder are represented by a share certificate, the certificate must be surrendered to the Acquiring Fund's transfer agent for cancellation, or verification of such certificate's loss and indemnification with respect to such loss must be established, before the Acquiring Fund Shares issued to the shareholder in the Reorganization can be redeemed or transferred.

     The Reorganization with respect to each Acquired Fund is subject to a number of conditions, including, among other things: (a) approval of the Reorganization Agreement and the transactions contemplated thereby, as described in this Statement, by such Acquired Fund's shareholders; (b) the receipt of certain legal opinions described in Sections 7 and 8 of the Reorganization Agreement (which include a legal opinion that the Acquiring Fund Shares issued to Acquired Fund shareholders in accordance with the terms of the Reorganization Agreement will be validly issued, fully paid, and non-assessable and a legal opinion that the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to any Acquired Fund, Acquiring Fund, or their respective shareholders); (c) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and (d) the parties' performance of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing
Date will be on May 1, 1998, or such other date as is agreed to by the parties.

     The Reorganization Agreement provides that NACM or the Acquiring Funds shall be responsible for the payment of all reasonable expenses incurred in connection with entering into and carrying out the Reorganization (which expenses include the fees and disbursements of attorneys and auditors and proxy printing and solicitation expenses) and any related transfer fees and brokerage fees, unless the failure to consummate the transactions results from a breach by Fontaine Associates or an Acquired Fund, except that Fontaine Associates shall pay: (i) the costs and expenses of preparing all necessary supplements for each Acquired Fund's Prospectus or Statement of Additional Information to be filed prior to the Closing Date and (ii) the costs and expenses of preparing and filing with the SEC the Form N-8F exemptive application and any amendments thereto with respect to the deregistration of The Fontaine Trust and other related state filings. As between NACM and the Acquiring Funds, the Acquiring Funds will pay normal expenses associated with the transactions relating to the Agreement, and NACM will pay extraordinary or unusual expenses. Any such expenses that are so borne by NACM or the Acquiring Funds shall be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

     The Reorganization Agreement and the Reorganization described herein may be abandoned at any time prior to the Closing Date by the mutual consent of the parties to the Reorganization Agreement. In such event, there shall be no liability for damages on the part of any Fund, or its respective Board of Trustees or officers but NACM or the Acquiring Funds shall bear all expenses incidental to the preparation and carrying out of the Reorganization Agreement. The Reorganization Agreement provides further that at any time prior to or after approval of the Reorganization Agreement by each Acquired Fund's shareholders, the Funds, by written agreement, may amend, modify, or supplement the Reorganization Agreement. The Reorganization Agreement further provides that no such amendment, modification, or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Reorganization Agreement to the detriment of the Acquired Fund shareholders, unless the Acquired Fund shareholders approve such change or unless the amendment merely changes the Closing Date.

BOARD CONSIDERATION

     Based on their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of The Fontaine Trust has unanimously determined that the proposed Reorganization is in the best interest of the shareholders of each of the Acquired Funds, and recommends the approval of the Reorganization Agreement by such shareholders at the Special Meeting. The following is a summary of the information that was considered by the Board of Trustees in making their determination.

     Initially, the Board of Trustees, including the non-interested Trustees reviewed several areas of concern regarding the Acquired Funds. The Board of Trustees considered that the relatively small asset size of each of the Acquired Funds had prevented each Acquired Fund from realizing significant economies of scale in reducing its expense ratio. The Board of Trustees also considered that there was little expectation that the assets of any of the Acquired Funds would increase significantly, thereby reducing its expense ratio.

     The Board of Trustees also considered as an alternative the complete liquidation and dissolution of the Acquired Funds. The Board of Trustees carefully considered the advantages and disadvantages of that alternative and the effect that the alternative would have on each Acquired Fund's shareholders.

     The alternative that the Board of Trustees believed offered the greatest likelihood of addressing the asset size and growth problem faced by each Acquired Fund and the alternative the Board considered would be most beneficial to the Acquired Fund shareholders was the reorganization of the Acquired Funds into a larger and more well established investment company with similar investment objectives, investment policies and restrictions. At meetings of the Board of Trustees of the Funds, the Board of Trustees of The Fontaine Fund considered the available alternatives and the proposed Reorganization. During the course of their review and deliberation, the Trustees evaluated the potential benefits and detriments to the Acquired Funds and their shareholders. The Trustees requested and received from NACM written materials containing relevant information about the Acquired Funds and the proposed Reorganization, including fee structure and expense information, and comparative performance data. Fontaine Associates also provided the Trustees with historical asset growth information, comparative expense ratio information, analyses of the benefits to the shareholders of the Acquired Funds resulting from the proposed Reorganization, and a variety of other information relevant to the consideration of the proposed Reorganization. In this regard, the Board of Trustees evaluated the current actual and contractual expense levels of each Acquiring Funds and compared such expense levels with the current actual and contractual expense levels of the corresponding Acquired Fund and considered the anticipated expenses and charges of the Acquiring Funds after the Reorganization that would be borne directly and indirectly by the shareholders of the Acquired Funds.

     The Board of Trustees also considered the additional efficiencies and benefits for shareholders of the Acquired Funds that are expected to result from the Reorganization. These benefits include potential asset growth with resulting economies of scale. The Board of Trustees considered the investment objectives and policies and restrictions of the Acquired and the Acquiring Funds. In this regard, the Board of Trustees specifically considered the potential additional risks that shareholders of the Acquired Funds would be subject to as shareholders of the Acquiring Funds. The Board of Trustees also considered those provisions of the Reorganization Agreement relating to the price of shares to be exchanged.

     Finally, the Board of Trustees of The Fontaine Trust reviewed the terms of the Reorganization Agreement. The Board of Trustees noted that the Acquired Funds would be provided with an opinion of counsel with respect to the tax-free treatment of the Reorganization.

     Based on their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Acquired Funds' Board of Trustees unanimously determined that the proposed Reorganization would be in the best interests of each of the Acquired Funds and their shareholders, and that the interests of the Acquired Funds' shareholders will not be diluted as a result of the proposed Reorganization, and recommended the approval of the Reorganization Agreement by shareholders of each of the Acquired Funds at the Special Meeting.

     Similarly, at meetings of the Board of Trustees of NA Funds and the Master Trust, the Board of Trustees of the Acquiring Fund considered the proposed Reorganization with respect to the Acquiring Funds. Based on their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees unanimously determined that (a) the proposed Reorganization would be in the best interests of the Acquiring Funds and their shareholders, and (b) the interests of the existing Acquiring Fund shareholders will not be diluted as a result of the proposed Reorganization.

CAPITALIZATION

     Because each of the Acquired Funds will be combined in the Reorganization with the corresponding Acquiring Funds, the total capitalization of each of the Acquiring Funds after the Reorganization is expected to be greater than the current capitalization of each of the Acquired Funds. The following table sets forth as of February 28, 1998: (i) the capitalization of each of the Acquired Funds; (ii) the capitalization of each of the Acquiring Funds; and (iii) the pro forma capitalization of the Acquiring Funds as adjusted to give effect to the Reorganization. If the Reorganization is consummated, the capitalization of the Acquiring Funds is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Acquired Funds and the Acquiring Funds.


                                                 PRO FORMA
                                CAPITAL
                             APPRECIATION     BALANCED GROWTH      COMBINED
 Total Net Assets              $2,500,000        $32,100,000       $34,600,000
 Shares Outstanding
 Net Asset Value Per           $________         $________         $________
 Share

                                                 PRO FORMA
                             GLOBAL GROWTH    WORLDWIDE GROWTH      COMBINED
 Total Net Assets              $1,300,000       $135,000,000       $136,300,000
 Shares Outstanding
 Net Asset Value Per           $________        $________          $________
 Share

                                                 PRO FORMA
                             GLOBAL INCOME    WORLDWIDE GROWTH      COMBINED
 Total Net Assets              $385,000         $135,000,000       $135,385,000
 Shares Outstanding
 Net Asset Value Per           $________        $________          $________
 Share


FEDERAL INCOME TAX CONSEQUENCES

     Consummation of the Reorganization is subject to the condition that the Funds receive an opinion from counsel, substantially to the effect that, based upon certain facts, assumptions and representations, the transactions contemplated by the Reorganization Agreement with respect to each Acquired Fund and corresponding Acquiring Fund constitute a tax-free reorganization for federal income tax purposes pursuant to Section 368(c)(1) of the Internal Revenue Code of 1986, as amended. The delivery of such opinion is conditioned upon receipt by counsel of representations it shall request of The Fontaine Trust and the NA Funds.

     The Funds have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences to them, including state and local income tax consequences.

     As of the Closing Date, the Capital Appreciation, Global Growth and Global Income each has accumulated capital loss carryforwards in the amount of $______, $_______, and $________, respectfully. After the Reorganization, these losses will be available to each Acquiring Fund, as appropriate, to offset its capital gains, although the amount of these losses which may offset the respective Acquiring Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that the respective Acquiring Fund may not be able to use these losses as rapidly as the respective Acquired Fund might have, and part or all of these losses may not be useable at all. The ability of the respective Acquired Fund or the respective Acquiring Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time; therefore, it is possible that some or all of the respective Acquired Fund's losses will expire unused. In addition, the benefits of any capital loss carryforwards currently are available only to the shareholders of the respective Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all of the shareholders of the respective Acquiring Fund. The Board of Trustees of the Acquired Funds believes that the Reorganization is in the best interests of the shareholders of the respective Acquired Fund, having considered the foregoing information in connection with its recommendation that shareholders approve the Reorganization.

-------------------------------------------------------------------------------
THE BOARD OF TRUSTEES OF THE FONTAINE TRUST WITH RESPECT TO EACH OF ITS SERIES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF PROPOSALS 1, 2 AND/OR 3, AS APPLICABLE
-------------------------------------------------------------------------------

                       INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

     This Statement is being furnished in connection with the solicitation of proxies by The Fontaine Trust's Board of Trustees in connection with the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of The Fontaine Trust and NA Funds may also solicit proxies by telephone, fax, or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the appropriate Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

     Only shareholders of record at the close of business on March 31, 1998, will be entitled to vote at the Special Meeting. On that date there were outstanding and entitled to be voted 344,758.570 shares of the Capital Appreciation, 18,225.976 shares of Global Growth, and 48,491.510 shares of Global Income. Each share or fraction thereof is entitled to one vote or fraction thereof.

     If the accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting or any adjournment of the Special Meeting. For information on adjournment of the Special Meeting, see "Quorum" below.

SHAREHOLDER AND BOARD APPROVALS

     The Reorganization Agreement (and the transactions contemplated thereby) is being submitted at the Special Meeting for approval by the shareholders of each of the Acquired Funds. The approval of the holders of a majority of the outstanding Acquired Fund Shares of each Acquired Fund is required for the approval of the Proposal with respect to each Acquired Fund, in accordance with the provisions of the Declaration of Trust of The Fontaine Trust. Abstentions will have the same effect as casting a vote against the relevant Proposal.

     The vote of the shareholders of the Acquiring Funds is not being solicited because their approval or consent is not required for the Reorganization to be consummated.

     On February 28, 1998, the name, address, and share ownership of the persons who beneficially owned 5% or more of any of the Acquired Fund's outstanding shares, and the percentage of shares that would be owned by such persons upon consummation of the Reorganization based upon their holdings and outstanding shares at February 28, 1998 are as follows:




Name/ Address      Share Ownership Share Ownership      Share Ownership  Share Ownership      Share Ownership  Share Ownership
                    of Capital     of Balanced Growth   of Global Growth of Worldwide Growth  of Global Income of Worldwide Growth
                    Appreciation   After Reorganization                  After Reorganization                  After Reogranization
Chemical Bank C/F      17.4%             1.3%
the IRA R/O of
Richard H. Fontaine
3 Hollins Avenue
Baltimore, MD 21210

Chase Manhattan Bank
C/F the IRA of
Lawrence N. Boyd                                               5.1%            .05%
152 Long Hill Road
Franklin, MA 02038

Harold Blank                                                                                           14.1%        .04%
6801 Tildenwood Lane
Rockville, MD 20852

Richard H. Fontaine                                                                                    10.2%        .03%
3 Hollins Avenue
Baltimore, MD 21210

Frank N. Milewski & Margaret                                                                            6.4%        .02%
J. Milewski Jt Ten
50 Chestnut Ave.
Floral Park, NY 11001

Citicorp Sec. Serv Inc. Special                                                                        14.4%        .04%
Custody Acct. For the
Exclusive Benefit of Customers
111 Wall Street 11th Flr.
New York, NY 10005

     On February 28, 1998, the name, address, and share ownership of the persons who beneficially owned 5% or more of the outstanding shares of any of the Acquiring Funds and the percentage of shares what would be owned by such persons upon consummation of the Reorganization based upon their holdings and outstanding shares at February 28, 1998, are as follows:


                                                      Share Ownership of                                  Share Ownership of
                           Share Ownership of         Balanced Growth After     Share Ownership of        Worldwide Growth After
 Name/Address              Balanced Growth            Reorganization            Worldwide Growth          Reorganization
--------------             -----------------          ----------------------    ------------------        ----------------------

 Merrill Lynch Price                63.73%                59.13%
 Fenner & Smith, Mutual
 Fund Operations, Attn:
 Bank Reconciliations
 4800 Dear Lake Drive
 East
 Jacksonville, Florida
 32246

 Merrill Lynch Price                                                                     59.38%                 58.65%
 Fenner & Smith, Mutual
 Fund Operations, Attn:
 Bank Reconciliations
 4800 Dear Lake Drive
 East
 Jacksonville, Florida
 32246


     On January 31, 1998, the trustees and officers of NA Funds, as a group, owned less than 1% of the outstanding shares of any of the Acquiring Funds. As of January 31, 1998, the trustees and officers of The Fontaine Trust, as a group, beneficially owned 81,144.66 shares of the Capital Appreciation, 1,137.388 shares of Global Growth and 6,303.678 shares of Global Income which were approximately 20.41%, 0.57% and 11.75% of each Fund's then outstanding shares.

     Shareholders have the right to redeem their Acquired Fund Shares at net asset value until the Closing Date, and thereafter former Acquired Fund shareholders may redeem their Acquiring Fund Shares acquired in the Reorganization at net asset value, subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act.

QUORUM

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization Agreement and the transactions contemplated thereby are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization Agreement in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of each Acquired Fund. Proxies properly executed and marked with a negative vote or an abstention, or broker non-votes, will be considered to be present at the Special Meeting for the purposes of determining the existence of a quorum for the transaction of business. Broker non-votes exist where a broker proxy indicates that the broker is not authorized to vote on a particular proposal.

                       ADDITIONAL INFORMATION ABOUT EACH FUND

     The Acquired Funds and the Acquiring Funds are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports, and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of the Acquired Funds and the Acquiring Funds listed on the first page of this Statement. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website at "www.sec.gov."

TRUSTEES AND OFFICERS

     The current trustees and officers of NA Funds will continue as trustees and officers of NA Funds following the Reorganization. The current trustees and officers of The Fontaine Trust will not continue in such positions following the Reorganization, except to the extent that any action may be required of them in connection with the winding up and deregistration of the Acquired

Funds and the filing of Form N-8F on behalf of The Fontaine Trust. Information concerning such persons is contained in the Statement of Additional Information for each Fund.

FINANCIAL INFORMATION FOR THE ACQUIRED FUNDS

     Financial information about the Acquired Funds for the fiscal year ended December 31, 1997 is contained in the Annual Report to Shareholders that was recently distributed to shareholders of each of The Acquired Funds.

     The Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information to the Statement dated April 9, 1998.

FINANCIAL INFORMATION FOR THE ACQUIRING FUNDS

Below is financial information about the Acquiring Funds for the fiscal years ended March 31, 1997. It is based on a single share outstanding through such period. This information is derived from financial statements for such period audited by Ernst & Young, L.L.P. independent accountants to the NA Funds. The data should be read in conjunction with the financial statements, related notes, and Ernst & Young L.L.P.'s report on those items, which are included in the Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information to this Statement.

                                   BALANCED GROWTH
                                 FINANCIAL HIGHLIGHTS


 PER SHARE DATA:                                                                         (unaudited)
                                         4/19/93 TO   4/1/94 TO   4/1/95 TO   4/1/96 TO   4/1/97 TO
                                            3/31/94     3/31/95     3/31/96     3/31/97     9/30/97
                                         ----------   ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING
OF PERIOD............................      $12.50       $13.52      $13.74       $16.16     $15.54

INCOME FROM INVESTMENT
----------------------
OPERATIONS:
------------
Net investment income
  (deficit)..........................        0.15         0.21        0.34         0.32       0.23


Net realized and unrealized gains
  (losses) on securities and
  foreign currency...................        1.02         0.22        2.42         0.84       4.27

TOTAL FROM INVESTMENT
OPERATIONS..........................         1.17         0.43        2.76         1.16       4.50

LESS DISTRIBUTIONS
------------------
Dividends from net
  investment income.................        (0.15)       (0.21)      (0.34)       (0.32)     (0.11)

Distributions from capital
  gains.............................           --           --          --        (1.46)        --

NET ASSET  VALUE, END OF
PERIOD..............................       $13.52        $13.74     $16.16       $15.54     $19.92
                                           ------        ------     ------       ------     ------
                                           ------        ------     ------       ------     ------
TOTAL RETURN+:......................         9.35%         3.22%     20.16%        6.74%     28.98%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period...........       $6,446        $4,980     $5,902       $4,898     $6,220

Ratio of expenses to average
  net assets, after expense
  reimbursement++...................         1.59%*        1.60%      1.60%        1.60%      1.61%*

Ratio of expenses to average
  net assets, before expense
  reimbursement+....................         3.28%*        2.78%      3.30%        3.00%      2.64%*

Ratio of net investment income
  (deficit) to average net
  assets, after expense
  reimbursement++...................         1.30%*        1.44%      2.16%         1.87%     1.26%*

Ratio of net investment income
  (deficit) to average net
  assets, before expense
  reimbursement++.....................       (0.39%)*      0.26%      0.88%         0.73%     0.22%*

Portfolio turnover**..................       85.43%      110.40%    197.19%       212.95%   136.75%

Average commission rate paid**........         N/A          N/A    $0.0594       $0.0586   $0.0600

------------------------
*    Annualized.
**   For corresponding Series of the Master Trust.
+    Computations do not reflect the Portfolio's sales charges.
++   Includes expenses allocated from Master Trust.

                                            WORLDWIDE GROWTH
                                          FINANCIAL HIGHLIGHTS

 PER SHARE DATA:                                                                         (unaudited)
                                         4/19/93 TO   4/1/94 TO   4/1/95 TO   4/1/96 TO   4/1/97 TO
                                            3/31/94     3/31/95     3/31/96     3/31/97     9/30/97
                                         ----------   ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING
OF PERIOD..............................     $12.50       $14.94     $14.29      $16.57      $16.88

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
  (deficit)............................      (0.07)       (0.05)     (0.07)      (0.16)       0.01

Net realized and unrealized
  gains (losses) on securities
  and foreign currency.................       2.51        (0.09)      2.86        2.20        4.38

TOTAL FROM INVESTMENT
OPERATIONS.............................       2.44        (0.14)      2.79        2.04        4.39

LESS DISTRIBUTIONS:
Dividends from net investment
  income...............................       --          (0.02)     (0.12)        --          --

Distributions from capital
  gains................................       --          (0.49)     (0.39)      (1.73)        --

NET ASSET VALUE, END OF
PERIOD.................................     $14.94       $14.29     $16.57      $16.88      $21.27
                                            ------       ------     ------      ------      ------
                                            ------       ------     ------      ------      ------


TOTAL RETURN+..........................      19.52%       (0.90%)    19.79%      12.51%      26.01%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period..............    $20,194      $22,208    $23,481     $24,022     $33,337

Ratio of expenses to average net
  assets, after expense
  reimbursement++......................       1.85%*       1.85%      1.85%       1.85%       1.86%*

Ratio of expenses to average net
  assets, before expense
  reimbursement+.......................       2.23%*       2.18%      2.17%       2.17%       2.11%*

Ratio of net investment income
  (deficit) to average net
  assets, after expense
  reimbursement++......................      (0.69%)*     (0.42%)    (0.35%)     (0.93%)     (0.35%)*

Ratio of net investment income
  (deficit) to average net
  assets, before expense
  reimbursement++......................      (1.07%)*     (0.75%)    (0.61%)     (1.18%)     (0.60%)*

Portfolio turnover**...................      95.09%       98.54%    132.20%     181.81%      90.09%

Average commission rate paid**..........       N/A          N/A    $0.0187     $0.0078     $0.0111

----------------------
*    Annualized.
**   For corresponding Series of the Master Trust.
+    Computations do not reflect the Portfolio's sales charges.
++   Includes expenses allocated from Master Trust.

                         FINANCIAL STATEMENTS

     The financial statements of the each of the Acquired Funds and the Acquiring Funds for their most recent fiscal year ends, which are included in their respective Prospectuses and Statements of Additional Information and in the Statement of Additional Information related to this Statement have been audited by Sanville & Company, independent accountants for the Acquired Funds and Ernst & Young L.L.P. for the Acquiring Funds, to the extent indicated in their respective reports thereon, incorporated by reference or included in such Prospectuses and Statements of Additional Information. Such financial statements included in such Prospectuses and Statements of Additional Information have been included in reliance upon such reports given upon the authority of each such firm as an expert in accounting and auditing.

                                    OTHER BUSINESS

     The Board of Trustees of The Fontaine Trust knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to any of the Acquired Funds in writing at the address on page 1 of this Statement or by telephoning 1-800-24-1550.

                                    *     *     *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                         By Order of the Board of Directors


                         Kimberly A. Malkowski
                         SECRETARY

Towson, Maryland
April 9, 1998

                                     EXHIBIT A:


                        AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of March, 1998, by and between The Fontaine Trust, a Massachusetts business trust (the "Fontaine Trust"), on behalf of each of its series (each an "Acquired Fund"), and the Nicholas-Applegate Mutual Funds, a Delaware business trust (the "NA Funds"), on behalf of the portfolios described below (the "Acquiring Funds"). (The Acquiring Funds and the Acquired Funds are sometimes referred to collectively as the "Funds" and individually as a "Fund".)

     Each of the Acquired Funds will, as of the closing date for the reorganization (the "Closing Date"), transfer substantially all of its property, assets and goodwill to the specified Acquiring Fund, as described below.

The Fontaine Trust's Capital Appreciation Fund ("Capital Appreciation") will transfer substantially all of its property, assets and goodwill to the NA Fund's Balanced Growth Portfolio A ("Balanced Growth");

The Fontaine Trust's Global Growth Fund ("Global Growth") will transfer substantially all of its property, assets and goodwill to the NA Fund's Worldwide Growth Portfolio A ("Worldwide Growth"); and

The Fontaine Trust's Global Income Fund ("Global Income") will transfer substantially all of its property, assets and goodwill to Worldwide Growth.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). THE REORGANIZATION ("REORGANIZATION") will consist of the transfer of substantially all of the property, assets, and goodwill of each of the Acquired Funds to each of the Acquiring Funds in exchange solely for shares of beneficial interest of the respective Acquiring Fund ("Acquiring Fund Shares"), followed by the distribution by each Acquired Fund, on or promptly after the Closing Date, of the Acquiring Fund Shares to the shareholders of the respective Acquired Fund, the cancellation of all of the outstanding shares of each Acquired Fund ("Acquired Fund Shares"), and the liquidation of each Acquired Fund, and the termination of each Acquired Fund as a series of the Fontaine Trust, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF EACH ACQUIRED FUND


    1.1 No later than the time of the closing of the Reorganization as provided in Section 3.1 of this Agreement (the "Closing Time") on the Closing Date, each Acquired Fund shall transfer substantially all of its property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, deferred or prepaid expenses shown as assets on each Acquired Fund's books, goodwill and intangible property, books and records, and other assets), as set forth in the statement of assets and liabilities referred to in Section 8.2 hereof (the "Statement of Assets and Liabilities"), to the respective Acquiring Fund free and clear of all liens, encumbrances, and claims, except for cash or bank deposits in an amount necessary: (a) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date; and (b) to pay such contingent liabilities, if any, as the Board of Trustees of the Acquired Funds shall reasonably deem to exist against each Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Funds' books. Any unspent portion of such cash or bank deposits retained shall be delivered by the Fontaine Trust to the Acquiring Funds, as appropriate, upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Funds. (The property and assets to be transferred to each Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets".) In exchange for the transfer of the Acquired Fund Net Assets, each Acquiring Fund shall deliver to the respective Acquired Fund, for distribution PRO RATA by the Acquired Fund to its shareholders as of the close of business on the Closing Date, a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the Acquired Fund Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified in that section. The Acquiring Funds are not assuming any liabilities of the Acquired Funds. Following the closing, the Fontaine Trust shall not be responsible for the liabilities, costs and expenses of the Acquired Funds, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1.


    1.2 Each Acquired Fund reserves the right to purchase or sell any of its portfolio securities prior to the Closing Date, except to the extent such purchases or sales may be limited by the representations made in connection with issuance of the tax opinion described in Section 8.9 hereof.


    1.3 On or promptly after the Closing Date, each Acquired Fund shall liquidate and distribute PRO RATA to its shareholders of record at the Closing Time on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares received by each Acquired Fund pursuant to Section 1.1 of this Agreement. (The date of such liquidation and distribution is referred to as the "Liquidation Date.") In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the respective Acquired Fund Shares that are held by such Acquired Fund Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by State Street Bank and Trust Company, in its capacity as transfer agent for the Acquiring Funds, by opening accounts on the share records of each Acquiring Fund in the names of the

Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the PRO RATA number of the Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of each Acquired Fund on the Acquiring Fund's books and records. The Acquiring Funds shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.


    1.4 The Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as each Acquired Fund may require (collectively, an "Affidavit"), to the respective Acquired Fund prior to the Closing Date. On the Closing Date, any Acquired Fund Share certificates that remain outstanding shall be deemed to be canceled. The Fontaine Trust's transfer books with respect to each Acquired Fund's shares shall be closed permanently as of the close of business on the day immediately preceding the Closing Date. All unsurrendered Acquired Fund Share certificates shall no longer evidence ownership of beneficial interest of the Acquired Funds and shall be deemed for all purposes to evidence ownership of the number of Acquiring Fund Shares into which the Acquired Fund Shares were effectively converted. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered to the Acquiring Funds, dividends and other distributions payable by an Acquiring Fund subsequent to the Liquidation Date with respect to such Acquiring Fund Shares shall be paid to the holders of such certificate(s), but such Shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Acquired Fund Share certificates.


    1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of an Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.


    1.6 As soon as practicable following the Liquidation Date, the Fontaine Trust shall take all steps necessary to terminate the existence of each Acquired Fund and the Fontaine Trust, including (a) the payment or other satisfaction of the Acquired Funds' remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and (b) the deregistration of the Fontaine Trust as a registered investment company, including the filing with the Securities and Exchange Commission ("SEC") of an application pursuant to
Section 8(f) of the Investment Company Act of 1940, as amended ("1940 Act").


2.  VALUATION


    2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") and after the declaration of any dividends on the Closing Date unless on such date (a) the NYSE is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) and (c) are each referred to as a "Market

Disruption"). The net asset value per share of Acquiring Fund Shares shall be computed in accordance with the policies and procedures set forth in the then current Prospectus and Statement of Additional Information of the Acquiring Funds, and shall be computed to not fewer than two (2) decimal places. The value of the Acquired Fund Net Assets shall be computed in accordance with the policies and procedures set forth in the then current Prospectus and Statement of Additional Information of the Acquired Funds.


    2.2 In the event of a Market Disruption on the proposed Closing Date so that accurate appraisal of the net asset value of an Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.


    2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the respective Acquiring Fund's net asset value per share, both as determined in accordance with Section 2.1 of this Agreement.


    2.4 All computations of value regarding each Fund shall be made by agreement between Nicholas-Applegate Capital Management, the investment adviser to each Acquiring Fund ("NACM") or the administrator for each of the NA Funds and Richard Fontaine Associates, Inc. ("Fontaine Associates") and shall be certified by the Treasurer for each Fund.


3.  CLOSING AND CLOSING DATE


    3.1 The Closing Date shall be March 30, 1998 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:30 p.m., Eastern time. The closing ("Closing") shall be held at the offices of Dechert Price & Rhoads, located at 1775 Eye Street, N.W., Washington, D.C. 20006, or at such other time and/or place as the parties may agree.


    3.2 At least five (5) business days prior to the Closing Date, each Acquired Fund will provide the respective Acquiring Fund with a list of its assets, including all of its portfolio securities, and a list of its outstanding liabilities, costs and expenses. No later than five (5) business days prior to the Closing Date, PNC Bank, as the custodian of the Acquiring Funds, shall be given access to any portfolio securities of the Acquired Funds not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by each Acquired Fund to such custodian for the account of the respective Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the 1940 Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by the Acquiring Funds or their custodian. Portfolio securities held of record by each Acquired Fund in book entry form shall be transferred to the respective Acquiring Fund by an appropriate officer of the Acquired Funds instructing their custodian to deliver such portfolio securities to the custodian of the Acquiring Funds for the account of the respective Acquiring Fund and by the custodian of the Acquired Funds executing such instructions through an appropriate clearing agency or as the Funds may otherwise agree.


    3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, each Acquired Fund shall cause such Acquired Fund Net Assets to be transferred to the respective Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.


    3.4 Richard Fontaine and Company, Incorporated ("Fontaine and Company"), in its capacity as transfer agent for the Acquired Funds, shall deliver to each Acquiring Fund prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Shareholders and the number and aggregate net asset value of outstanding shares of each Acquired Fund owned by each such Acquired Fund Shareholder (the "Shareholder List"), all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of Fontaine and Company. State Street Bank and Trust Company, in its capacity as transfer agent for the Acquiring Funds, shall issue and deliver to each Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder on the Liquidation Date, or provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Shareholder's account on the books of the respective Acquiring Fund. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, certificates, receipts, or other documents as the other Fund or its counsel may reasonably request.


4.  REPRESENTATIONS AND WARRANTIES OF THE FONTAINE TRUST AND EACH ACQUIRED FUND


     The Fontaine Trust, on behalf of each Acquired Fund, represents and warrants to the NA Funds, on behalf of each Acquiring Fund, as follows:


    4.1 The Fontaine Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Massachusetts and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The Fontaine Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Fontaine Trust has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.


    4.2 The Fontaine Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect. Each Acquired Fund is a separate series of the Fontaine Trust for purposes of the 1940 Act.

    4.3 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Fontaine Trust's Board of Trustees on behalf of each Acquired Fund. Subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Fontaine Trust, enforceable according to the terms of the Agreement, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.


    4.4 The Fontaine Trust is not, and the execution, delivery, and performance of this Agreement by the Fontaine Trust will not result, in violation of any provision of the Declaration of Trust or By-Laws of the Fontaine Trust or of any agreement, indenture, instrument, contract, lease, or other arrangement or undertaking to which the Fontaine Trust or an Acquired Fund is a party or by which it is bound.


    4.5 Each Acquired Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC and has been eligible to and has computed its federal income tax under Section 852 of the Code for each taxable year of its operations, will continue to so qualify as a RIC and be eligible to and compute its income tax as of the Closing Date and with respect to its final taxable year ending upon its liquidation, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.


    4.6 The financial statements of each Acquired Fund for the fiscal year ended December 31, 1997, and each of the previous two fiscal years, which were audited by the independent accountants for the Acquired Funds (copies of which have been furnished to the Acquiring Funds), and any interim unaudited Financial Statements that the Acquired Funds may furnish to the Acquiring Funds prior to the Closing Date, present fairly the financial position of each Acquired Fund as of the dates indicated and the results of operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).


    4.7 The Prospectus of the Acquired Funds, dated May 1, 1997, and the corresponding Statement of Additional Information, dated May 1, 1997, and any supplements thereto do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of each Acquired Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to the NA Funds promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


    4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to the Fontaine Trust or an Acquired Fund or any of their properties or assets. The Fontaine Trust and each Acquired

Fund know of no facts that might form the basis for the institution of such proceedings. Neither The Fontaine Trust nor any Acquired Fund is party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions herein contemplated.


    4.9 The Fontaine Trust has furnished the NA Funds and NACM with copies or descriptions of all agreements or other arrangements to which an Acquired Fund is a party. Each Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Funds in accordance with their terms at or prior to the Closing Date.


    4.10 Each Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, the Fontaine Trust shall advise the NA Funds and NACM in writing of all of each Acquired Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.


    4.11 Since December 31, 1997, there has not been any material adverse change in an Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.


    4.12 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of the Fontaine Trust and each Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished and shall be correct in all material respects, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Fontaine Trust's and each Acquired Fund's books for the payment thereof, and to the best of the Fontaine Trust's and each Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.


    4.13 At the Closing Date, each Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer, and deliver such assets hereunder, and upon delivery and in payment for such assets, each Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto; or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

    4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by an Acquired Fund or the Fontaine Trust of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.


    4.15  The Combined Proxy Statement/Prospectus of the Funds referred to in
Section 6.7 hereof ("Proxy Statement/Prospectus) and any Prospectus or Statement of Additional Information of an Acquired Fund contained or incorporated by reference into the Form N-14 Registration Statement, referred to in Section 6.7 hereof, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to the Fontaine Trust, an Acquired Fund or to the transactions contemplated by this Agreement and is based on information furnished by the Fontaine Trust or an Acquired Fund for inclusion therein: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all other applicable federal securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.


    4.16 All of the issued and outstanding shares of beneficial interest of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. All of the issued and outstanding shares of each Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List.


    4.17 All of the issued and outstanding shares of beneficial interest of each Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may have been previously disclosed in writing to the NA Funds and NACM.


    4.18 The Fontaine Trust and each Acquired Fund are not under the jurisdiction of a Court in Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Code.


    4.19 The information to be furnished by the Fontaine Trust or each Acquired Fund for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.


    4.20 There is no intertrust indebtedness existing between an Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

    4.21 Each Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.


    4.22 Each Acquired Fund has valued and will continue to value its portfolio securities and other assets in accordance with material applicable legal requirements.


5.  REPRESENTATIONS AND WARRANTIES OF THE NA FUNDS AND EACH ACQUIRING FUND


          The NA Funds, on behalf of each Acquiring Fund, represents and warrants to the Fontaine Trust, on behalf of each Acquired Fund, as follows:


    5.1 The NA Funds is a business trust duly organized, validly existing, and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. The NA Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The NA Funds has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.


    5.2 The NA Funds is a registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. Each Acquiring Fund is a separate series of the NA Funds for purposes of the 1940 Act.


    5.3 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the NA Fund's Board of Trustees, on behalf of each Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the NA Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.


    5.4 The NA Funds is not, and the execution, delivery, and performance of this Agreement by the NA Funds will not result, in violation of any provisions of the Declaration of Trust or By-Laws of the NA Funds or of any agreement, indenture, instrument, contract, lease, or other arrangement or undertaking to which the NA Funds or an Acquiring Fund is a party or by which it is bound.


    5.5 Each Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC and has been eligible to and has computed its federal income tax under Section 852 of the Code for each taxable year since its inception, and will so qualify as a RIC and be eligible to and compute its income tax for its taxable year including the Closing Date.

    5.6 The financial statements of Worldwide Growth and Balanced Growth, the Acquiring Funds, for the period from each Acquiring Fund's inception on April 19, 1993 to March 31, 1997 (which were audited by its independent accountants) (copies of which have been furnished to the Acquired Funds), and any interim unaudited financial statements that the Acquiring Funds may furnish to the Acquired Funds prior to the Closing Date, present fairly the financial position of each Acquiring Fund as of the dates indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with GAAP consistently applied).


    5.7 The Prospectus of the Acquiring Funds, dated July 16, 1997, and the corresponding Statement of Additional Information, dated July 16, 1997, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of the Acquiring Funds or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to the Fontaine Trust promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


    5.8 No material legal or administrative proceeding, or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to the NA Funds or an Acquiring Fund or any of their properties or assets. The NA Funds and each Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. The NA Funds and each Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Funds' business or their ability to consummate the transactions herein contemplated.


    5.9 Each Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5.6 hereof and those incurred in the ordinary course of business as an investment company since the date of those financial statements. On the Closing Date, the NA Funds shall advise the Fontaine Trust and Richard Fontaine Associates, Inc. in writing of all of each Acquiring Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.


    5.10 Since September 30, 1997, there has not been any material adverse change in an Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.


    5.11 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of the NA Funds and each Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished and shall be correct in all material respects, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the

NA Fund's and each Acquiring Fund's books for the payment thereof, and to the best of the NA Fund's and each Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.


    5.12 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by an Acquiring Fund or the NA Funds of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act of 1933 (the "1933 Act"), the 1940 Act, or as may otherwise be required under the federal or state securities laws or the rules and regulations thereunder.


    5.13 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than the portions of such documents based on information furnished by or on behalf of the Fontaine Trust for inclusion or incorporation by reference therein as covered by the Fontaine Trust's warranty in Sections 4.15 and 4.19 hereof) and any Prospectus or Statement of Additional Information of an Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all other applicable federal securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.


    5.14 All of the issued and outstanding shares of beneficial interest of each Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable.


    5.15 All of the issued and outstanding shares of beneficial interest of each Acquiring Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to the Fontaine Trust and Richard Fontaine Associates, Inc.


    5.16 The Acquiring Fund Shares to be issued and delivered to the Fontaine Trust pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of each Acquiring Fund, will be fully paid and nonassessable by the NA Funds, and will be duly registered in conformity with all applicable federal and state securities laws, and no shareholder of the Acquiring Funds shall have any option, warrant, or preemptive right of subscription or purchase with respect thereto.


    5.17 The NA Funds and each Acquiring Fund are not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

    5.18 All information to be furnished by the NA Funds to the Fontaine Trust for use in preparing any prospectus, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.


    5.19 There is no intertrust indebtedness existing between an Acquired Fund and an Acquiring Fund that was issued, acquired, or will be settled at a discount.


    5.20 Each Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of the respective Acquired Fund.


    5.21 Each Acquiring Fund has valued and will continue to value its portfolio securities and other assets in accordance with material applicable legal requirements.


6.  COVENANTS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS


    6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.


    6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Board of Trustees of the Fontaine Trust shall call, and the Fontaine Trust shall hold, a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby and the Fontaine Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.


    6.3 The Fontaine Trust and each Acquired Fund covenant that they shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Shareholders as contemplated herein.


    6.4 The Fontaine Trust shall provide such information within its possession or reasonably obtainable as the NA Funds or NACM may reasonably request concerning the beneficial ownership of the Acquired Fund Shares.


    6.5 Subject to the provisions of this Agreement, the NA Funds and the Fontaine Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.


    6.6 The Fontaine Trust shall furnish to the NA Funds on the Closing Date the Statement of the Assets and Liabilities of each Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Fontaine Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within forty-five (45) days after the Closing Date, the Fontaine Trust shall furnish to the NA Funds, in such form as is reasonably satisfactory to the NA Funds, a statement of the earnings and profits of each Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to each Acquiring Fund as a result of Section 381 of the Code, which statement shall be certified by the Fontaine Trust's Treasurer or Assistant Treasurer. The Fontaine Trust covenants that each Acquired Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.


    6.7 The NA Funds, with the cooperation of the Fontaine Trust and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the holding of the Special Meeting of the Acquired Fund Shareholders to consider approval of this Agreement as contemplated herein and transactions contemplated thereunder. The NA Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. The Fontaine Trust shall provide the NA Funds with all information about each Acquired Fund that is necessary to prepare the pro forma financial statements. The NA Funds and the Fontaine Trust shall cooperate with each other and shall furnish each other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act, and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.


    6.8 The Fontaine Trust shall deliver to the NA Funds at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of each Acquired Fund delivered to the respective Acquiring Fund in accordance with the terms of this Agreement.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FONTAINE TRUST AND EACH ACQUIRED FUND


     The obligations of the Fontaine Trust and each Acquired Fund hereunder shall be subject to the following conditions precedent; provided, however, that the Fontaine Trust may, at its option, waive compliance with any such conditions other than the conditions set forth in Sections 7.1, 7.8, 7.11 and 7.15:


    7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of the NA Funds in the manner required by the NA Funds' Declaration of Trust and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Shareholders in the manner required by the Acquired Funds' Declaration of Trust and By-Laws and applicable law.


    7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of each Acquiring Fund since the dates of the most recent financial statements furnished to the Fontaine Trust in accordance with Section 5.6 hereof. For purposes of this
Section 7.2, a decline in the net asset value per share of each Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.


    7.3 All representations and warranties of the NA Funds and each Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.


    7.4 The NA Funds and each Acquiring Fund shall have performed and complied in all material respects with each of their obligations, agreements, and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.


    7.5 The NA Funds shall have furnished the Fontaine Trust at the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4, 7.10, and 7.15 hereof have been fulfilled.


    7.6 The Fontaine Trust shall have received an legal opinion or opinions from Paul, Hastings, Janofsky & Walker in form reasonably satisfactory to the Fontaine Trust or its counsel, and dated as of the Closing Date, to the effect that: (a) the NA Funds is a business trust duly organized and validly existing under the laws of the State of Delaware; (b) the shares of each Acquiring Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid, and nonassessable by the NA Funds, and the Acquiring Fund Shares to be delivered to the Fontaine Trust, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and nonassessable by the NA Funds, and to such counsel's knowledge, no shareholder of either Acquiring Fund has any option, warrant, or preemptive right to subscription or purchase in respect thereof; (c) this Agreement has been duly authorized, executed, and delivered by the NA Funds and represents a valid and binding contract of the NA Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of the NA
Funds or any material agreement known to such counsel to which the NA Funds or an Acquiring Fund is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the NA Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) the NA Funds is registered as an investment company under the 1940 Act and each Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the NA Funds and each Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the NA Funds and each Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to the NA Funds or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement or any exhibits or attachments to the text thereof; (c) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Fontaine Trust; and (d) shall state that such opinion is solely for the benefit of the Fontaine Trust and its Board of Trustees and officers.


    7.7 The Fontaine Trust shall have received a legal opinion from Dechert Price & Rhoads addressed to the Funds in form reasonably satisfactory to them and dated as of the Closing Date, with respect to the matters specified in
Section 8.9 hereof.


    7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Funds, contemplated by the SEC.


    7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to the NA Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.


    7.10 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.


    7.11  The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.


    7.12 The Fontaine Trust shall have received from the NA Funds all such documents which the Fontaine Trust or its counsel may reasonably request.


    7.13 The NA Funds shall have furnished the Fontaine Trust on the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer dated as of said date to the effect that: (a) each Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares to be issued in the Reorganization, except in the ordinary course of business; (b) each Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the respective Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Code; and (c) following the Closing, each Acquiring Fund will continue the historic business of the respective Acquired Fund or use a significant portion of the respective Acquired Fund's assets in a business.


    7.14 State Street Bank and Trust Company, Inc., in its capacity as transfer agent for the Acquiring Funds, shall issue and deliver to the Fontaine Trust a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to the Fontaine Trust that the Acquiring Fund Shares have been credited to the accounts of each of the Acquired Fund Shareholders on the books of the respective Acquiring Fund.


    7.15 At the Closing Date, the registration of the NA Funds with the SEC with respect to each Acquiring Fund will be in full force and effect.


8.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NA FUNDS AND EACH ACQUIRING FUND


          The obligations of the NA Funds and each Acquiring Fund hereunder shall be subject to the following conditions precedent provided, however, that the NA Funds may, at its option, waive compliance with any such condition other than the conditions set forth in Sections 8.1, 8.11, 8.14 and 8.19:


    8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of the Fontaine Trust and the Acquired Fund Shareholders, and the termination of each Acquired Fund as a series of the Fontaine Trust and the deregistration of the Fontaine Trust as a registered investment company shall have been approved by the Board of Trustees of the Fontaine Trust, in the manner required by the Fontaine Trust's Declaration of Trust and By-Laws and applicable law.


    8.2 The Fontaine Trust shall have furnished the NA Funds with the Statement of Assets and Liabilities of each Acquired Fund, with values determined as provided in Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, certified on the Fontaine Trust's behalf by its Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities shall list all of the securities owned by each Acquired Fund as of the Closing Date and a final statement of assets and liabilities of each Acquired Fund prepared in accordance with GAAP consistently applied.


    8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of an Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the value of the Acquired Fund Net Assets due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

    8.4 All representations and warranties of the Fontaine Trust and each Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.


    8.5 The Fontaine Trust and each Acquired Fund shall have performed and complied in all material respects with each of their obligations, agreements, and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.


    8.6 The Fontaine Trust shall have furnished the NA Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5, 8.13, 8.15 and 8.19 hereof have been fulfilled.


    8.7 The Fontaine Trust shall have duly executed and delivered to the NA Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as the NA Funds may deem necessary or desirable to transfer all of each Acquired Fund's right, title, and interest in and to the Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which the NA Funds may reasonably request. Such assets of the Acquired Funds shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.


    8.8 The NA Funds shall have received an opinion or opinions from Dechert Price & Rhoads, in form reasonably satisfactory to the NA Funds and its counsel, and dated as of the Closing Date, to the effect that: (a) the Fontaine Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts; (b) the shares of each Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by the Fontaine Trust; (c) this Agreement and the Transfer Documents have been duly authorized, executed, and delivered by the Fontaine Trust and represent valid and binding contracts of the Fontaine Trust, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of the Fontaine Trust or any material agreement known to such counsel to which the Fontaine Trust or any Acquired Fund is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fontaine Trust or an Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations; and (f) the Fontaine Trust is registered as an investment company under the 1940 Act and each Acquired Fund is a separate series thereof and such registration with the SEC is in full force and effect. Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Fontaine Trust and each Acquired Fund with certain officers of the Fontaine Trust and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Fontaine Trust and each Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Fontaine Trust or the Acquired Funds contained or incorporated by reference in the Form N-14 Registration Statement; (c) may rely upon the opinion of other counsel to the extent set forth in the opinion, provided such other counsel is reasonably acceptable to the NA Funds; and (d) shall state that such opinion is solely for the benefit of the NA Funds and its Board of Trustees and officers.

    8.9 The NA Funds shall have received an legal opinion or opinions from Dechert Price & Rhoads, addressed to the Funds and in form reasonably satisfactory to them, and dated as of the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations, the transactions contemplated by this Agreement with respect to each Acquired Fund and corresponding Acquiring Fund constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion or opinions is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of The Fontaine Trust and the NA Funds.


    8.10 The property and assets to be transferred to each Acquiring Fund under this Agreement shall include no assets that the respective Acquiring Fund may not properly acquire.


     8.11 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Funds, contemplated by the SEC.


    8.12 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to the NA Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.


    8.13 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.


    8.14 The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

    8.15 The NA Funds shall have received from The Fontaine Trust all such documents which the NA Funds or its counsel may reasonably request.


    8.16 Prior to the Closing Date, each Acquired Fund shall have declared a dividend or dividends, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for each taxable period or year ending prior to the Closing Date and for the periods from the end of each such taxable period or year to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in each taxable period or year ending prior to the Closing Date and in the periods from the end of each such taxable period or year to and including the Closing Date.


    8.17 The Fontaine Trust shall have furnished the NA Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date to the effect that: (a) each Acquired Fund will tender for acquisition by the respective Acquiring Fund its assets consisting of at least ninety percent (90%) of the fair market value of the Acquired Fund's net assets and at least seventy percent (70%) of the fair market value of its gross assets immediately prior to the Closing Date. For purposes of this certification, all of the following shall be considered as assets of an Acquired Fund held immediately prior to the Closing Date: (i) amounts used by the Acquired Fund to pay its expenses in connection with the transactions contemplated hereby or retained by an Acquired Fund to pay its liabilities; and (ii) all amounts used to make redemptions of or distributions on the Acquired Fund Shares (except for redemptions in the ordinary course of its business as required by Section 22(e) of the 1940 Act pursuant to a demand for redemption by an Acquired Fund Shareholder and not in connection with the Reorganization, and distributions of net investment income and net capital gains in the ordinary course to maintain its status and avoid Fund-level taxes); (b) the Fontaine Trust will distribute to Acquired Fund Shareholders in complete liquidation of each Acquired Fund the Acquiring Fund Shares that it will receive in the transactions contemplated hereby on or as promptly as practicable after the Closing Date and in pursuance of the plan contemplated by this Agreement and having made such distributions will take all necessary steps to liquidate and terminate each Acquired Fund as a series of the Fontaine Trust; and (c) with respect to each Acquired Fund, there is no plan or intention of any shareholders who own five percent (5%) or more of the Acquired Fund Shares, and to the best of the Fontaine Trust's knowledge, there is no current plan or intention on the part of the remaining shareholders of the Acquired Funds to sell, exchange, or otherwise dispose of a number of shares of the Acquiring Fund received in the Reorganization that would reduce the Acquired Fund Shareholders ownership of the Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Fund Shares as of the Closing Date. For purposes of this certification: (i) Acquired Fund Shares surrendered by dissenters will be treated as outstanding Acquired Fund Shares at the Closing Date; and (ii) Acquired Fund Shares and the Acquiring Fund Shares held by Acquired Fund Shareholders and otherwise sold, redeemed, or disposed of prior to or subsequent to the Reorganization will be taken into account, except for redemptions of Acquired Fund Shares or Acquiring Fund Shares occurring in the ordinary course of the respective business of Acquired Fund and Acquiring Fund as series or portfolios of an open-end investment company, as required by
Section 22(e) of the 1940 Act, and not in connection with the Reorganization.


    8.18 Richard Fontaine and Company, Incorporated, in its capacity as transfer agent for each Acquired Fund, shall have furnished, to the NA Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of each Acquired Fund by the Fontaine Trust's President.


    8.19 At the Closing Date, the registration of the Fontaine Trust with the SEC with respect to each Acquired Fund shall be in full force and effect.


9. FINDER'S FEES AND OTHER EXPENSES


    9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.


    9.2 NACM or the Acquiring Funds shall be liable for all reasonable expenses incurred by the Funds in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated, unless the failure to consummate the transactions results from a breach by Fontaine Associates or an Acquired Fund, except that Richard Fontaine Associates, Inc. shall pay (i) the costs and expenses of preparing all necessary supplements for each Acquired Fund's prospectus or SAI to be filed after the date of this Agreement and prior to the Closing Date, and (ii) the costs and expenses of preparing the Form N-8F exemptive application and any amendments thereto. As between NACM and the Acquiring Funds, the Acquiring Funds will pay normal expenses associated with the transactions relating to the Agreement, and NACM will pay extraordinary or unusual expenses. Any such expenses that are so borne by NACM or the Acquiring Funds shall be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES


    10.1 The Fontaine Trust and the NA Funds each agree that no Fund has made any representation, warranty, or covenant not set forth herein or referred to in Sections 4, 5, and 6 hereof, and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements, and undertakings relating to the matters provided for herein.


    10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by the Fontaine Trust or an Acquired Fund of any such representation, warranty, or covenant, each Acquired Fund, until the time of its liquidation and termination as a series of the Fontaine Trust, and Richard Fontaine Associates, Inc. jointly and severally shall be liable to the NA Funds and the respective Acquiring Fund for any such breach.

11. TERMINATION


    11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

          11.1(a)     a material breach by the other Fund of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

          11.1(b)     a condition precedent to the obligations of either Fund
     which the Board of Trustees of the terminating Fund determines has not been met and which reasonably appears will not or cannot be met.

          11.1(c)     a determination by the Board of Trustees of the Fontaine
     Trust or the NA Funds that the Reorganization, either as a whole or with respect to any Fund, will not be in the best interest of the Trust, any of the Trust's funds, or its shareholders.


    11.2 In the event of any such termination, there shall be no liability for damages on the part of either any Fund, the Fontaine Trust, or the NA Funds, or their respective Boards of Trustees or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in
Section 9.2 hereof.


12. INDEMNIFICATION


    12.1 The NA Funds and each Acquiring Fund shall indemnify, defend, and hold harmless each the Acquired Fund, the Fontaine Trust, its Board of Trustees, officers, employees, and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits, or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties and including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit, or proceeding, or threatened third party claim, suit, action, or proceeding, made with the consent of the NA Funds and the respective Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any exemptive application ("Application") prepared by the NA Funds and an Acquiring Fund with any regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the NA Funds and each Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the NA Funds and/or an Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

    12.2 The Fontaine Trust and each Acquired Fund, until the time of its liquidation, and Richard Fontaine Associates, Inc. on a joint and several basis shall indemnify, defend, and hold harmless each Acquiring Fund, the NA Funds, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits, or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties and including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of the Fontaine Trust and the respective Acquired Fund (if it still exists) or Richard Fontaine Associates, Inc., arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that the Fontaine Trust and any Acquired Fund and Richard Fontaine Associates, Inc. shall only be liable in such case to the extent that any such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the Fontaine Trust and/or an Acquired Fund or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.


    12.13 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by such indemnified party of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel reasonably satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

          Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

    12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.


13. LIABILITY OF THE NA FUNDS AND THE FONTAINE TRUST


    13.1 Each party acknowledges and agrees that: (a) all obligations of the NA Funds under this Agreement are binding only with respect to each Acquiring Fund;
(b) any liability of the NA Funds under this Agreement with respect to an Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the respective Acquiring Fund; and (c) no other series of the NA Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.


    13.2 Each party acknowledges and agrees that all: (a) obligations of the Fontaine Trust under this Agreement are binding only with respect to each Acquired Fund; and (b) that any liability of the Fontaine Trust under this Agreement with respect to an Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the respective Acquired Fund.


14. AMENDMENTS

     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the NA Funds and the Fontaine Trust; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by the Board of Trustees of the Fontaine Trust pursuant to Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval, provided that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15. NOTICES

     Any notice, report, statement, or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to an Acquired Fund:

The Fontaine Trust
210 West Pennsylvania Avenue
Suite 240
Towson, Maryland 21204
Attention:  Richard H. Fontaine
with copies to:
Dechert Pirice & Rhoads
1775 Eye Street N.W
Washington, D.C 20006
Attention: Jane Kanter


If to an Acquiring Fund:

Nicholas-Applegate Mutual Funds
600 West Broadway
San Diego, CA  92101
Attention:  Charles Field

with copies to:

Paul, Hastings, Janofsky & Walker
Twenty-Third Floor
555 South Flower Street
Los Angeles, CA  90071-2371
Attention:  Michael Glazer


16. FAILURE TO ENFORCE

     The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.


17. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT


    17.1 The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


    17.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.


    17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


    17.5 It is expressly understood and agreed that the obligations of the Fontaine Trust and the NA Funds under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Trustees, shareholders, nominees, officers, agents, or employees individually, but bind only the respective assets of each Acquiring Fund and each Acquired Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.

Attest:                            NICHOLAS-APPLEGATE MUTUAL FUNDS
                                       on behalf of the Nicholas-Applegate
                                       Worldwide Growth Portfolio A,
                                       and Nicholas-Applegate Balanced
                                       Growth Portfolio A


_________________________          By:_________________________




Attest:                            THE FONTAINE TRUST, on behalf of Fontaine
                                       Capital Appreciation Fund, Fontaine
                                       Global Growth Fund and Fontaine Global
                                       Income Fund

__________________________         By:_________________________


     Richard Fontaine Associates, Inc. hereby joins in this Agreement with respect to and agrees to the matters described in Sections 10.2 and 12.


Attest:                            FONTAINE ASSOCIATES, INC.

________________________           By:___________________________

                                     EXHIBIT B
                            BALANCED GROWTH PORTFOLIO A

--------------------------------------------------------------------------------
                                  MANAGEMENT TEAM

                                Catherine Somhegyi,
                         Partner, Chief Investment Officer,
                              Global Equity Management

                             Lawrence S. Speidell, CFA,
                       Partner, Director of Global/Systematic
                                Portfolio Management

                                   John J. Kane,
                         Partner, Senior Portfolio Manager

                                 Fred S. Robertson,
                         Partner, Chief Investment Officer,
                              Fixed Income Management

  GOAL: The Nicholas-Applegate Balance Growth Portfolio A seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity and convertible securities primarily of U.S. companies and 40% of total assets in debt securities, money market instruments and other short-term investments.

  REVIEW AND OUTLOOK: Early in the Portfolio's fiscal year, strong performance by smaller-company growth stocks contributed to gains. However, after a summer sell-off in the technology sector, cautious investors favored larger-company stocks.

  During the 12-month period ending March 31, 1997, the Nicholas-Applegate Balanced Growth Portfolio A achieved more modest returns than a composite index comprised of 60% of the S&P 500 Index and 40% of the Lehman
Government/Corporate Index.

  The Portfolio's overweighting within the technology sector relative to the benchmark contributed to gains. Disappointing returns in the consumer services and consumer non-durables sectors negatively impacted returns.

    One of the Portfolio's best performers during the period was Western Digital Corp., a manufacturer of disk drives for personal computers. While the company benefited from strong demand, competitive pressures threatened the sustainability of earnings growth and prompted us to reduce our position.
 Ross Stores, Inc., the nation's third largest off-price retailer, also performed well.

  The Federal Reserve Board raised short-term interest rates in March. The Fed cited persisting economic strength as one reason for the action, which prompted a quarter-end sell-off.

  Our long-term outlook for bonds remains positive. However, with little slack in the economy, short periods of accelerating economic activity may prompt the Fed to raise rates again. Thus, we believe the risk of higher near-term rates makes a neutral stance on interest rates appropriate.

  We are optimistic that the combination of our disciplined approach to selecting dynamic growth stocks and the diversification benefits of fixed income securities will continue to deliver solid long-term returns.

                              REPRESENTATIVE HOLDINGS

                     United States Treasury Note 7.500 5-15-02
                     United States Treasury Note 7.000 7-15-06
                     Unites States Treasury Note 6.250 8-31-00
                        Advanced Micro Devices 11.000 8-1-03
                                   Dell Computer
                                        TJX
                                       Intel
                                   Miller Herman
                                   Jabil Circuit
                               Burlington Coat Factory

                       [graphic depicting annualized total return]

     ------------------------------------------------            ----------------------------------------------
                ANNUALIZED TOTAL RETURNS                          Balanced Growth Portfolio A = $13,716
                    AS OF 03/31/97
      1 Year           5 Years     Since Inception                Balanced 60/40 Index = $15,904
      1.14%             7.84%          8.33%
     -------------------------------------------------            ---------------------------------------------



The graph compares a $10,000 investment in the Balanced Growth Portfolio
A (front load) with a similar investment in a model index consisting of 60% Standard & Poor's 500 Index ("S&P 500") and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average total return basis. Returns reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares of the Fund. Performance is affected by a 12b-1 Plan which commenced at inception of the Class A shares of the Fund.


Total returns reflect the fact that fees and expenses in excess of certain expense limitations specified in the investment management agreement have been deferred by the Adviser. Total returns results would have been lower had there been no deferral.

The S&P 500 Index is an unmanaged index containing 500 industrial, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           WORLDWIDE GROWTH PORTFOLIO A

-------------------------------------------------------------------------------
                                  Management Team
                                  ----------------
                                Catherine Somhegyi,
                         Partner, Chief Investment Officer,
                              Global Equity Management

                             Lawrence S. Speidell, CFA,
                       Partner, Director of Global/Systematic
                                Portfolio Management

                                   John J. Kane,
                         Partner, Senior Portfolio Manager

                                 Loretta J. Morris,
                              Senior Portfolio Manager

                                   Alex Muromcew,
                                 Portfolio Manager

                                 Melisa Grigolite,
                                 Portfolio Manager

                                Ernesto Ramos, Ph.D,
                              Senior Portfolio Manager

   GOAL:   The Nicholas-Applegate Worldwide Growth Portfolio A seeks to maximize long-term capital appreciation through investment in a portfolio of growth stocks of U.S. and international companies.

   REVIEW AND OUTLOOK:   The Worldwide Growth Portfolio A delivered solid
performance on the strength of superior stock selection this year, outperforming its respective benchmark, the MSCI World Index.

   With approximately 25% of holdings in the United States, the Portfolio benefitted form such holdings as Merck & Co. The pharmaceuticals company continues to add breakthrough drugs, such as Aggrastat, which treats coronary syndromes, and Propecia, which treats male baldness, leading it to hold one of the strongest product lines in the industry.

   Superior stock selection, including our underweighting of Japanese stocks, and investment in stocks of emerging markets countries, contributed to the Portfolio's performance relative to the MSCI World Index for the period.

   Throughout the world, we found excellent opportunities in the stocks of manufacturers and exporters, which benefitted from increased sales as a result of a stronger U.S. dollar. A stronger dollar makes foreign-produced goods more affordable to U.S. consumers.

   In Europe, the Portfolio benefitted from pent up demand for new cars, which translated into rising shares for such holdings as Porsche. The company's cost-cutting program has resulted in a ten-fold increase in profits. The new Boxster model is expected to contribute to a doubling of the firm's orders.

   The Portfolio has extensive holdings in the technology sector, which is fueling productivity and efficiency gains abroad.

   Cap Gemini, a French computer services firm, continues to show solid prospects for growth based on their potential to provide advisory services in a changing marketplace.

   Improving economic conditions and political stability make us optimistic about the prospects of investing in stocks worldwide.

                               REPRESENTATIVE HOLDINGS
                               -------------------------
                                Volkswagen, Germany
                                  ASE Test, Taiwan
                                Intel, United States
                             Merck & Co., United States
                              Ares-Serono, Switzerland
                               Novo-Nordisk, Denmark
                                     TDK, Japan
                           Petroleum Geo-Services, Norway
                           Travelers Group, United States
                         Telecomunicacoes Brasileires, Brazil

                  [graphs depicting Annualized Total Returns As of 03/31/97]


         -----------------------------------       -------------------------------------------------
               ANNUALIZED TOTAL RETURNS             Worldwide Growth Portfolio A = $15,126
                   AS OF 03/31/97
          1 Year   3 Years  Since Inception         MSCI World Index = $15,751
           6.61%     8.17%      11.05%
         ------------------------------------     --------------------------------------------------


The graph compares a $10,000 investment in the Worldwide Growth Portfolio A (front load) with a similar investment in the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. Performance returns within are calculated on a total return basis and reflect all fees and expenses of the Class A shares of the Fund with reinvestment of dividends and capital gains, if any. Performance figures include the maximum applicable sales charge of 5.25% for Class A shares of the Fund. Performance is affected by a 12b-1 Plan which commenced at inception of the Class A shares of the Fund.

Total returns reflect the fact that fees and expenses in excess of certain expense limitations specified in the investment management agreement have been deferred by the Adviser. Total return results would have been lower had there been no deferral.

The MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged. Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no indication of future performance. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          THE FONTAINE TRUST:              NICHOLAS-APPLEGATE MUTUAL FUNDS:

       CAPITAL APPRECIATION FUND              BALANCED GROWTH PORFOLIO A
          GLOBAL GROWTH FUND
          GLOBAL INCOME FUND                 WORLDWIDE GROWTH PORTFOLIO A


  210 West Pennsylvania Avenue, Suite 240    600 West Broadway, 30th Floor
         Towson, Maryland  21204              San Diego, California  92101
        Telephone:  (410) 825-7890             Telephone:  (818) 852-1000
        Toll Free:  (800) 247-1550             Toll Free:  (800) 551-8043


                        STATEMENT OF ADDITIONAL INFORMATION

    (Relating to the 1998 Special Meeting of Shareholders of The Fontaine Trust)


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus, dated April 9, 1998, for the Special Meeting of Shareholders of series of The
Fontaine Trust to be held on April 20, 1998. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing or calling the Nicholas-Applegate Mutual Funds ("NA Funds") at the address or telephone numbers shown above.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

     Further information about the Acquiring Funds and the Acquired Funds is contained in their respective Statements of Additional Information dated July 16, 1997 and May 1, 1997, the Acquiring Funds' Semi-Annual Report to Shareholders dated September 30, 1997 and Annual Report to Shareholders dated March 31, 1997, and the Acquired Funds' Annual Report to Shareholders dated December 31, 1997, all of which are incorporated by reference into this Statement of Additional Information. Any of the documents referenced may be obtained without charge by writing to the addresses or calling the telephone numbers shown above.

     The date of this Statement of Additional Information is April 9, 1998.

                                GENERAL INFORMATION


     The shareholders of the Acquired Funds are being asked to approve or disapprove the Reorganization Agreement dated March 31, 1998 by and between The Fontaine Trust on behalf of the Acquired Funds and NA Funds on behalf of the Acquiring Funds, and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the property, assets and good will of each Acquired Fund in exchange for corresponding Acquiring Fund Shares. Following the exchange, each Acquired Fund will make a liquidating distribution of the Acquiring Shares to the Acquired Fund's shareholders, such that an Acquired Fund shareholder at the Closing Date will receive full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Acquired Fund Shares. In connection with the Reorganization, following the Closing Date The Fontaine Trust will file an application on Form N-8F in order to deregister as an investment company under the 1940 Act.

     A Special Meeting of Shareholders of the Acquired Fund to consider the Reorganization Agreement and the transactions contemplated thereby will be held at 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204 on
April 30, 1998, at 10:00 a.m. Eastern time, or at such other location, date, or time as may be selected by the Chairman of the Board or the President of the Acquired Fund, or at any adjournment of the Special Meeting. For further information about the transaction, see the Combined Proxy Statement and Prospectus.

PART C.   OTHER INFORMATION

Item 15.  INDEMNIFICATION

     Registrant's trustees, officers, employees and agents are indemnified against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

     Section 8 of Registrant's Administration Agreement, filed as Exhibit 9.1 to Amendment No. 52 to Registrant's Form N-1A Registration Statement on February 19, 1998 and incorporated herein by reference, provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 9 of Registrant's Distribution Agreement, filed as Exhibit 6 to Amendment No. 52 to Registrant's Form N-1A Registration Statement on February 19, 1998 and incorporated herein by reference, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.
Section 4 of the Shareholder Service Agreement, filed as Exhibit 9.3 to Amendment No. 52 to Registrant's Form N-1A Registration Statement on February 19, 1998 and incorporated herein by reference, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

     Article V. of NA Fund's Amended and Restated Declaration of Trust provides as follows:

          5.2 INDEMNIFICATION OF TRUSTEES, OFFICERS, EMPLOYEES, AGENTS. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided; however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

Item 16.  EXHIBITS.

(1)       Amended and Restated Declaration of Trust of Registrant. (1)

(2)       Amended Bylaws of Registrant. (1)

(3)       None.

(4) Agreement and Plan of Reorganization. (See Exhibit A to the Combined Proxy Statement and Prospectus.)

(5)       None.

(6)(A) Form of Investment Advisory Agreement between Registrant and Nicholas-Applegate Capital Management. (5)

(6)(B) Amended Form of Letter Agreement between Registrant and Nicholas-Applegate Capital Management adding the Class A, B, C, Q and I shares of Registrant's additional Funds to the Investment Advisory Agreement.
          (6)

(7)(A) Distribution Agreement between Registrant and Nicholas-Applegate Securities. (1)

(7)(B)    Amended Form of Letter Agreement between Registrant and
          Nicholas-Applegate Securities adding the Class A, B, C, Q and I shares of Registrant's additional Funds to the Distribution Agreement. (6)

(7)(C)    Amended Distribution Plan of Registrant.  (1)

(7)(D)    Form of further Amendment to Distribution Plan of Registrant.  (7)

(8)       None.

(9)(A)    Custodian Services Agreement between Registrant and PNC Bank. (1)

(9)(B) Form of Letter Agreement between Registrant and PNC Bank, adding the Class A, B, C, Q and I shares of Registrant's additional Funds to Custodian Services Agreement. (7)

(10)      None.

(11) Opinion of counsel that shares of Registrant are validly issued, fully paid, and non-assessable (including consent of such firm).

(12) Opinion of counsel as to tax matters and consequences to shareholders (including consent of such firm).

(13)(A) Administration Agreement, as amended, between Registrant and Investment Company Administration Corporation. (1)

(13)(B) Form of amended Administration Agreement between Registrant and Investment Company Administration Corporation. (8)

(13)(C) Administrative Services Agreement between Registrant and Nicholas-Applegate Capital Management. (2)

(13)(D) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. (1)

(13)(E) Amended Form of Letter Agreement between Registrant and State Street Bank and Trust Company, adding the Class A, B, C, Q and I shares of Registrant's additional Funds to Transfer Agency and Service Agreement. (6)

(13)(F) Form of amended Shareholder Service Plan between Registrant and Nicholas-Applegate Securities. (7)

(13)(G) License Agreement between Registrant and Nicholas-Applegate Capital Management. (1)

(13)(H)   Accounting Services Agreement between Registrant and PFPC Inc.  (1)

(13)(I) Amended Form of Letter Agreement between Registrant and PFPC Inc., adding the Class A, B, C, Q and I shares of Registrant's additional Funds to the Accounting Services Agreement. (6)

(13)(J) Letter Agreement between Registrant and Nicholas-Applegate Capital Management regarding expense reimbursements. (1)

(13)(K)   Amended Form of Letter Agreement between Registrant and
          Nicholas-Applegate Capital Management, adding the Class A, B, C, Q and I shares of Registrant's additional Funds to agreement regarding expense reimbursement. (6)

(13)(L) Credit Agreement among Registrant, Chemical Bank and certain other banks. (1)

(13)(M) First Amendment Agreement to Credit Agreement among Registrant, The Chase Manhattan Bank, and certain other banks. (4)

(13)(N) Form of Second Amendment Agreement to Credit Agreement among Registrant, The Chase Manhattan Bank, and certain other banks. (5)

(14)(A)   Consent of Ernst & Young L.L.P.

(14)(B)   Consent of Sanville & Company.

(15)      None.

(16)      Powers of Attorney. (11)

(17) (a)  Form of Proxy.  (11)

     (b) Prospectus and Statement of Additional Information of Registrant, included in Post-Effective Amendment No. 52, dated February 19, 1998. (9)

     (c) Prospectus and Statement of Additional Information of The Fontaine Trust, filed on or about May 1, 1997, incorporated herein by reference. (10)

--------------------------------------------------
Key to Exhibit Reference Numbers

(1) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Registrant, dated as of June 3, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Registrant, dated as of January 3, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of Registrant, dated May 1, 1997

(4) Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Registrant, dated July 14, 1997

(5) Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Registrant, dated September 2, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of Registrant, dated December 29, 1997.


(7) Incorporated herein by reference to an exhibit to Registrant's Form N-14 Registration Statement on December 5, 1997.

(8) Filed as an Exhibit to Registrant's Form N-14 Registration Statement on December 5, 1997 and incorporated herein by reference.

(9) Incorporated herein by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of Registrant, dated February 19, 1998.

(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement for the Fontaine Trust as filed with the Securities and Exchange Commission on May 2, 1997.

(11) Incorporated herein by reference to the Registrant's Form N-14 Registration Statement as filed with the Securties and Exchange Commission on March 3, 1998.

Item 17.  UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 to be signed on behalf of the Registrant in the City of San Diego, State of California, on the 6th day of April, 1998.

                                        NICHOLAS-APPLEGATE MUTUAL FUNDS
                                        (Registrant)


                                        By:  /s/ John D. Wylie*
                                             -----------------------------------
                                             John D. Wylie, President


     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:


  Name                             Title                   Date
  ----                             -----                   ----

/s/ John D. Wylie*            Principal Executive        April 6, 1998
-------------------------     Officer
John D. Wylie

/s/ Thomas Pindelski*         Principal Financial and    April 6, 1998
-------------------------     Accounting Officer)
Thomas Pindelski

/s/ Fred C. Applegate*        Trustee                    April 6, 1998
-------------------------
Fred C. Applegate

/s/ Arthur B. Laffer*         Trustee                    April 6, 1998
-------------------------
Arthur B. Laffer

/s/ Charles E. Young*         Trustee                    April 6, 1998
-------------------------
Charles E. Young

/*s/ Charles Field
-------------------------
By:       Charles Field
          Attorney in Fact

*Charles Field signs this document on behalf of each trustee and officer marked with an asterisk pursuant to powers of attorney filed as Exhibits to this Registration Statement.

                                   By:  /s/ Charles Field
                                        ----------------------------------------
                                        Charles Field

                                     SIGNATURES

Nicholas-Applegate Investment Trust has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 to be signed on behalf of the Registrant in the City of San Diego, State of California, on 6th day of April, 1998.



                         NICHOLAS-APPLEGATE INVESTMENT TRUST

                         By:  John D. Wylie*
                              ---------------------
                              John D. Wylie
                              President



This Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.



John D. Wylie*           Principal Executive Officer   April 6, 1998
---------------------
John D. Wylie

Thomas Pindelski*        Principal Financial and       April 6, 1998
---------------------    Accounting Officer
Thomas Pindelski

George F. Keane*              Trustee                  April 6, 1998
---------------------
George F. Keane

Dann V. Angeloff*             Trustee                  April 6, 1998
---------------------
Dann V. Angeloff

Walter E. Auch*               Trustee                  April 6, 1998
---------------------
Walter E. Auch

Theodore J. Coburn*           Trustee                  April 6, 1998
---------------------
Theodore J. Coburn

Darlene DeRemer*              Trustee                  April 6, 1998
---------------------
Darlene DeRemer

Arthur E. Nicholas*           Trustee                  April 6, 1998
---------------------
Arthur E. Nicholas


  *s/E. Blake Moore, Jr.
---------------------
By:  E. Blake Moore, Jr.
       Attorney in Fact

                                   EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION                                     PAGE NO.
-----------             -----------                                     --------

(11)                    Opinion of counsel that shares of
                        Registrant are validly issued, fully
                        paid, and non-assessable (including
                        consent of such firm).


(12)                    Opinion of counsel as to tax matters
                        and consequences to shareholders
                        (including consent of such firm).

(14)(A)                 Consent of Ernst & Young L.L.P

(14(B)                  Consent of Sanville & Company.